     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2002


                                                     REGISTRATION NOS. 333-11137
                                                                        811-1930

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 11                [X]

                                       AND
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

                                AMENDMENT NO. 39                        [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                                -----------------

                        NEW ENGLAND VARIABLE ANNUITY FUND I
                           (EXACT NAME OF REGISTRANT)


                       METROPOLITAN LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                   DEPOSITOR'S TELEPHONE NUMBER: 212-578-5364


   NAME AND ADDRESS OF AGENT FOR
               SERVICE:                          COPY TO:

          Gary A. Beller, Esq.                   Stephen E. Roth, Esq.
   Senior Vice President and General             Sutherland Asbill & Brennan LLP
               Counsel                           1275 Pennsylvania Avenue, N.W.
      Metropolitan Life Insurance                Washington, D.C. 20004-2415
               Company
          1 Madison Avenue
       New York, New York 10010

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on November 1, 2002 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Individual Variable Annuity Contracts

================================================================================

                             PROSPECTUS
                             NEW ENGLAND VARIABLE ANNUITY FUND I
                             Individual Variable Annuity Contracts
                             ---------------------------------------------------
                             Issued by
                             Metropolitan Life Insurance Company
                             One Madison Avenue, New York, New York 10010

                             Designated Office:
                             Annuity Administrative Office
                             P.O. Box 14594
                             Des Moines, IA 50306-3594

                               NOVEMBER 1, 2002

   This prospectus describes individual variable annuity contracts for individuals and certain qualified and nonqualified retirement plans. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. We invest net purchase payments in New England Variable Annuity Fund I (the "Fund"), a separate investment account of Metropolitan Life Insurance Company (the "Company", "we", "us" or "our"). The assets of the Fund will be invested solely in the MetLife Stock Index Portfolio (the "Portfolio") of the Metropolitan Series Fund, Inc. (the "Metropolitan Fund").

   New England Mutual Life Insurance Company initially issued the contracts. New England Mutual merged into us on August 30, 1996.

   We currently are not offering any new contracts. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.

   Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing. You can obtain a Statement of Additional Information ("SAI") dated November 1, 2002. The SAI, which contains additional information about the Fund, is filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this prospectus. The Table of Contents for the SAI is on page 22 of this prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 501 Boylston Street, Boston, Massachusetts 02116, 1-800-435-4117.

   New England Securities Corporation, an indirect subsidiary of the Company, serves as principal underwriter for the Fund.

   THE SEC MAINTAINS A WEB SITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE PORTFOLIO PROSPECTUS IS ATTACHED. PLEASE READ IT AND KEEP IT FOR
REFERENCE.

   WE DO NOT GUARANTEE HOW THE FUND OR THE PORTFOLIO WILL PERFORM. THE CONTRACTS AND THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

                               NOVEMBER 1, 2002

    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SPECIAL TERMS USED IN THIS PROSPECTUS
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   Annuitant: the person on whose life the variable annuity contract is issued ("you" if the contract is not owned by an individual).

   Fund: New England Variable Annuity Fund I, a separate investment account of the Company.

   Payee: any person entitled to receive payments under the contract. The term includes (1) an Annuitant, (2) a beneficiary or contingent beneficiary who becomes entitled to death proceeds, or (3) you, on surrender or partial surrender of the contract.

   Contractholder: the person or entity with legal rights of ownership in the contract ("you").

   Deferred Contract: a variable annuity contract in which annuity payments begin on a selected future maturity date.

   Immediate Contract: a variable annuity contract in which annuity payments begin at a date agreed upon by us and you. This date is normally the date the purchase payment is applied.

   Purchase Payments:  amounts paid to us to purchase a variable annuity.

   After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

   Net Purchase Payments: the balance of purchase payments remaining after deducting (1) any applicable state premium taxes and (2) sales and administrative expenses.

   Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract before application under a payment option.

   Annuity Period: the period beginning when amounts accumulated under a deferred annuity contract are applied under a payment option. An immediate annuity contract is always in the annuity period.

   Accumulation Unit: an accounting device used to calculate the contract value before annuity payments begin.

   Annuity Unit: an accounting device used to calculate the dollar amount of annuity payments.

   Maturity Date:  the date on which annuity payments are scheduled to begin.

   Designated Office: Our Designated Office for requests and elections, and communications regarding death of the Annuitant or Contractholder is Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594, (800) 435-4117. Our Designated Office for the receipt of Purchase Payments is P.O. Box 75099, Chicago, IL 60675-5099.

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                                  HIGHLIGHTS
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   VARIABLE ANNUITY CONTRACTS -- The variable annuity contracts are for use by individuals and with certain retirement plans that qualify for tax-benefited treatment.

   For any tax qualified account, e.g. 401(k) plan or IRA, the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

   The basic objective of the contracts is to provide annuity payments that will tend to conform to changes in the cost of living more closely than a fixed annuity would. To achieve this goal, annuity payments are based on the changing values of the Fund's assets. We do not guarantee the investment performance of the Fund. You bear the full investment risk for all amounts allocated to the Fund.


   THE COMPANY -- The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us. New England Mutual's separate corporate existence then ended, and we assumed legal ownership of all of the assets of New England Mutual. As a result of the merger, we are responsible for all of New England Mutual's liabilities and obligations, including those created under the contracts. The contracts now are variable contracts funded by a separate account, and each Contractholder has become one of our policyholders. The merger is not expected to have any adverse tax consequences on you or other Contractholders.



   THE FUND -- We allocate Purchase Payments to the Fund. On November 1, 2002, the Fund converted to a unit investment trust, which invests exclusively in Class A shares of the MetLife Stock Index Portfolio (the "Portfolio"), a series of the Metropolitan Fund. Prior to November 1, 2002, the Fund was organized as an open-end diversified management investment company. From May 1, 2002 to November 1, 2002, the Fund invested exclusively in Class A shares of the Portfolio. Prior to May 1, 2002, however, the Fund was actively managed by Capital Growth Management Limited Partnership and maintained its own portfolio of securities.



   PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but if you hold an existing flexible payment deferred contract, you may continue to make Purchase Payments.



   DEDUCTIONS FROM PURCHASE PAYMENTS -- In certain states, a premium tax charge may be deducted from the Purchase Payment. (In other states, a premium tax may be deducted from the contract value when annuity payments begin. The maximum premium tax is 3.5%.) We then make a deduction for sales and administrative expenses from each After-tax Purchase Payment. Such expenses may aggregate up to 9% of the After-tax Purchase Payment for flexible payment deferred contracts and 8% of the After-tax Purchase Payment for single purchase payment deferred or immediate contracts. The deduction from any Purchase Payment for sales expenses will not exceed 6% of the After-tax Payment. Reduced sales charges apply in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")


   MORTALITY AND EXPENSE RISK CHARGES -- We are compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal to, on an annual basis, a maximum of .9490% for deferred contracts and .6935% for immediate contracts. (See "Mortality and Expense Risks and Deductions.")

   DEDUCTIONS FROM PORTFOLIO ASSETS -- The Portfolio deducts management fees and other expenses from amounts invested in the Portfolio. These fees and expenses reduce the value of Portfolio shares. (See the "Expense Table" and the Metropolitan Fund prospectus.)


   DEATH PROCEEDS -- If the annuitant or Contractholder dies during the accumulation period under a deferred contract, we will pay the contract's death proceeds to the beneficiary after we receive due proof of death. Death proceeds equal the greater of (i) all Purchase Payments made, without interest, adjusted for any partial surrenders, and (ii) the value of the contract next determined on the date when we receive due proof of death at our Designated Office or the date on which you make written election of payment at our Designated Office (whichever is later). Death proceeds are paid in cash or applied to one or more of the fixed or variable methods of payment available, depending on the election you make. Death proceeds are taxable.


   SURRENDER OF CONTRACT -- Before annuity payments begin, you may surrender the contract without charge for its cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).") Surrenders are taxable and Federal tax penalties may apply. (See "Federal Income Tax Status.")

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                                 EXPENSE TABLE
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   The following table lists the charges and expenses that you will incur as a Contractholder. The items listed include charges deducted from Purchase Payments and charges assessed against the Fund's assets. The purpose of the table is to help you understand the various direct and indirect costs and expenses that you will incur.(1)


CONTRACTHOLDER TRANSACTION EXPENSES


                                                                       FLEXIBLE PURCHASE      SINGLE PURCHASE
                                                                       PAYMENT CONTRACTS     PAYMENT CONTRACTS
                                                                       -----------------   ---------------------
Sales Load Imposed on Purchase Payments (as a percentage of Purchase
  Payments after deduction of any applicable premium tax)(2)..........         6.0%        6.00% of first $5,000
                                                                                           3.75% of next $95,000
                                                                                           1.75% of excess
Administrative Charge Imposed on Purchase Payments (as a percentage of each Purchase Payment after deduction of any applicable premium tax)  3.00% of first $46 2.00% of first $5,000
                                                                        2.00% of excess    0.25% of excess

FUND ANNUAL EXPENSES
  (as a percentage of average account value)(3)

                      Expense Risk Fee.............. 0.11%
                      Mortality Risk Fee(4)......... 0.84%
                                                     ----
                         TOTAL FUND ANNUAL EXPENSES. 0.95%

PORTFOLIO ANNUAL EXPENSES(5)
  (as a percentage of Portfolio average net assets)(3)

                   Management Fee..................... 0.25%
                   Other Expenses..................... 0.06%
                                                       ----
                      TOTAL PORTFOLIO ANNUAL EXPENSES. 0.31%

EXAMPLE

   There are no extra expenses if you surrender or annuitize your contract. At the end of the time periods listed below, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                        ------ ------- ------- --------
  For a flexible purchase payment deferred contract:     $93    $118    $146     $224
  For a single purchase payment deferred contract(6):    $92    $118    $145     $224


   The fee table and example reflect expenses for the year ended December 31, 2001 (except as noted in the footnotes), but do not reflect premium taxes which may range up to 3.5%, depending on the jurisdiction.


   You should not consider the Example to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example. Also, we have rounded all expense amounts to the nearest dollar.
--------
   NOTES:
 (1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if you elect to transfer the proceeds of the contract from the Fund to our general assets. (See "Fixed Payment Options.")

 (2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by us is 3.5%. In most states, we deduct the premium tax from the contract value when you elect to begin annuity benefits, rather than from Purchase Payments when we receive them. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

 (3) We have rounded the percentages shown in the Annual Expenses portions of the table to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
 (4) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for an immediate contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")

 (5) The Portfolio Annual Expenses reflect the Portfolio expenses applicable to the contracts after November 1, 2002, when the Fund converted from an open-end diversified management investment company to a unit investment trust.


 (6) The minimum Purchase Payment for a single purchase payment contract is $2,000. However, we are not offering new contracts at this time.

                        CONDENSED FINANCIAL INFORMATION

    The following condensed financial information is derived from financial statements of New England Variable Annuity Fund I prior to its conversion to a unit investment trust. The 1997, 1998, 1999, 2000, and 2001 information comes from financial statements audited by Deloitte & Touche LLP, independent accountants, whose report accompanies the financial statements of New England Variable Annuity Fund I. The data in the following table should be read in conjunction with the financial statements and related notes included in the SAI.

                      PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                                                                        YEAR ENDED DECEMBER 31
                                         -----------------------------------------------------------------------------------
                                           2001     2000    1999    1998     1997    1996    1995     1994    1993     1992
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------
Income and expenses:

  Total investment income............... $   .33  $   .76  $   .60 $   .50 $   .29  $   .28 $   .24 $   .29  $   .16 $   .25

  Operating expenses....................     .44      .49      .44     .38     .32      .24     .19     .16      .15     .14
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

  Net investment income (loss).......... $  (.11) $   .27  $   .16 $   .12 $  (.03) $   .04 $   .05 $   .13  $   .01 $   .11
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

Capital changes:

  Net investment income (loss)..........    (.11) $   .27  $   .16 $   .12 $  (.03) $   .04 $   .05 $   .13  $   .01 $   .11

  Net realized and unrealized gains
   (losses) on investments..............   (6.03)   (1.25)    5.54    7.91    4.50     3.52    4.57   (1.08)    1.26    (.37)
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

  Net increase (decrease) in
   accumulation unit value..............   (6.14)    (.98)    5.70    8.03    4.47     3.56    4.62    (.95)    1.27    (.26)

Accumulation unit value at
 beginning of period....................   37.30    38.28    32.58   24.55   20.08    16.52   11.90   12.85    11.58   11.84
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

Accumulation unit value at end of period $ 31.16   $37.30   $38.28  $32.58  $24.55   $20.08  $16.52 $ 11.90  $ 12.85 $ 11.58
                                         -------  -------  ------- ------- -------  ------- ------- -------  ------- -------

Ratio of operating expenses to
 average net assets (%).................    1.37     1.31     1.30    1.34    1.35     1.34    1.35    1.26     1.26    1.25

Ratio of net investment income (loss) to
 average net assets (%).................    (.34)     .74      .48     .44    (.09)     .22     .34    1.06      .11     .98

Portfolio turnover (%)..................  244.43   267.45   204.32  195.15  209.18   196.25  228.26  139.43   154.15  171.55

Number of accumulation units
 outstanding at end of period
 (in thousands).........................   1,317    1,514    1,805   2,220   2,694    3,013   3,399   4,038    4,411   5,104

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The financial statements of New England Variable Annuity Fund I and our financial statements are included in the Statement of Additional Information.

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DESCRIPTION OF THE COMPANY AND THE FUND
--------------------------------------------------------------------------------

  We are a life insurance company and wholly-owned subsidiary of MetLife, Inc., a publicly traded company, whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were organized in 1868 under the laws of the State of New York and have engaged in the life insurance business under our present name since 1868. We operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. As of December 31, 2001, the Company had approximately $248 million in assets under management.

  MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately nine million individual households in the U.S. and companies and institutions with 33 million employees and members. They also have international insurance operations in 13 countries.

  The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us, and we assumed the liabilities and obligations under the contracts.


  New England Life Insurance Company, which was a subsidiary of New England Mutual and became a subsidiary of us as a result of the merger, provides administrative services for the contracts and the Fund. These administrative services include maintenance of your records and accounting, valuation, regulatory and reporting services. New England Life, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594 is our Designated Office for requests and elections, and communications regarding death of the Annuitant or Contractholder, as further described below. Our Designated Office for the receipt of Purchase Payments is P.O. Box 75099, Chicago, IL, 60675-5099.


  The contracts initially were funded through a separate investment account established by New England Mutual Life Insurance Company and were subject to Massachusetts law. When New England Mutual merged with the Company, the separate investment account became a separate account of the Company and subject to New York law. The separate investment account was registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act").


  The rules and regulations of that separate investment account permitted it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act, with the approval of a majority of the Contractholders and any necessary Securities and Exchange Commission approval. Such a reorganization occurred on November 1, 2002. Prior to this time, the Board of Managers and Contractholders approved the conversion of the Fund to a unit investment trust. The Fund is registered as a unit investment trust under the 1940 Act.


  The assets of the Fund equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without regard to our other income and capital gains or losses. The obligations arising under the variable annuity contracts are general corporate obligations for us.

--------------------------------------------------------------------------------
THE PORTFOLIO
--------------------------------------------------------------------------------


  Although we no longer offer the contracts for sale, you may make ongoing Purchase Payments under flexible purchase payment contracts, and we will allocate your Purchase Payments to the Fund, which invests solely in Class A shares of the Portfolio.


  MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116, serves as investment manager for the Portfolio. An indirect wholly owned subsidiary of the Company owns all shares of MetLife Advisers. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of the Portfolio. The Company serves as sub-investment manager for the Portfolio.

  The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index. The Portfolio may have investment objectives and policies similar to other funds that are managed by the same subadviser. The performance of the Portfolio, however, may be higher or lower than such other funds. We make no representation that the investment results of the Portfolio will be comparable to that of any other fund, even if such other fund has the same subadviser as the Portfolio.

  "Standard & Poor's", "S&P", "S&P 500", Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio or the Fund.

  You will find complete information about the Portfolio, including the risks associated therewith, and more information about the investment adviser and the sub-investment manager of the Portfolio in the accompanying prospectus. You should read the accompanying prospectus along with this prospectus.

  Shares in the Portfolio may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Portfolio may conflict. The Board of Directors of the Metropolitan Fund will monitor events to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. The expenses and returns of these variable life insurance policies, variable benefit options and variable annuity contracts may differ from those of the Fund.


  If investment in the Portfolio or the Metropolitan Fund no longer is possible or, in our judgment, no longer appropriate for the purposes of the contract, or for any other reason in our sole discretion, we may substitute the portfolio of another underlying fund, or another underlying fund, for the Portfolio or the Metropolitan Fund, without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may create subaccounts of the Fund in the future and may close subaccounts or the Fund to additional allocations of Purchase Payments or contract value, or both, at any time in our sole discretion.


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THE VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

  You may make one or more Purchase Payments to the Company. If you have a deferred contract, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. If you have an immediate contract, the Net Purchase Payment is credited in the form of Annuity Units. The value of these Units that we credit to your contract and the amount of your variable annuity payments will depend upon the investment experience of the Fund.

A.  HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

  The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. We may, however, limit the amount of Purchase Payments made in any contract year to three times the anticipated annual contribution specified by you in your contract application. After your first Purchase Payment, you are not required to make any further payments to keep the contract in force.

B.  ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

  Accumulation Unit Values are used to value deferred contracts during the Accumulation Period, as described below in C. 2 of this section under the caption "Accumulation Period (Deferred Contracts)--Contract Value." Annuity Unit Values are used to determine the number of Annuity Units credited under a variable payment option at annuitization and the amounts of payments made pursuant to a variable payment option during the Annuity Period. Accumulation Unit Values and Annuity Unit Values are determined after the close of regular trading on the New York Stock Exchange on each day it is open for trading. The calculation is made by multiplying the current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Factor determined as of the closing of regular trading on the New York Stock Exchange on that day. To determine a Net Investment Factor, the Company takes into account the increase or decrease in the net asset value per share of the Portfolio, as well as daily charges for the Mortality Risk Fee and the Expense Risk Fee. The formulas for determining Net Investment Factors are described under the caption "Net Investment Factor" in the Statement of Additional Information. The Net Investment Factor used to determine current Annuity Unit Values for immediate contracts will differ from the Net Investment Factor used to determine current Accumulation Unit Values during the Accumu-lation Period and Annuity Unit Values during the Annuity Period for deferred contracts. This is because we make different deductions for mortality risk assumptions for each type of contract.

  The Fund's assets will consist of shares of the Portfolio, valued at its net asset value per share determined daily by the Portfolio.

C.  ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. How Accumulation Units are Calculated

  During the Accumulation Period, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. The number of Accumulation Units credited is equal to the Net Purchase Payment divided by the value of an Accumulation Unit next determined following receipt of the Purchase Payment at our Designated Office.

2. Contract Value

  The value of your contract during the Accumulation Period is determined by multiplying the total number of Accumulation Units credited to your contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

  While the Annuitant is living, you may surrender your contract for its value in cash during the Accumulation Period or apply the value under a fixed or variable payment option during the Accumulation Period. (See "Annuity Payment Options Available" and "General Limitations on Options.") Your request for surrender must be in writing. We must receive your request at our Designated Office prior to the Maturity Date or the death of the Annuitant (whichever is earlier). We normally pay surrender proceeds within seven days, subject to our right to suspend payments under some circumstances described below. You also may make a partial surrender or withdrawal in the same manner. We are not required to permit a partial surrender or withdrawal that would reduce the contract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the contracts. (See "Federal Income Tax Status.")

  When we receive a request for surrender, we will cancel the number of Accumulation Units necessary to equal the dollar amount of the withdrawal. Surrenders will be based on Accumulation Unit Values next determined after the surrender request is received at our Designated Office or, if payment is to be made under a payment option, at a later date as may be specified in the surrender request.

  Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

  We reserve the right to suspend the right of surrender or redemption and may postpone payment when:

 . the New York Stock Exchange is closed on dates other than weekends or holidays,

 . permitted by the rules of the SEC during periods when trading on the exchange is restricted,


 . the SEC declares that an emergency exists making it impracticable to dispose of securities held in the Fund or to determine the value of net assets, or


 . permitted by the SEC for the protection of investors.

  No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institutions of higher education.

  If contracts are issued in connection with retirement plans, you should refer to each contract and the terms of the applicable plan or trust regarding limitations or restrictions on surrender for cash or other forms of early settlement. You also should pay careful attention to tax consequences. (See "Federal Income Tax Status.")

4. Death Proceeds

  If the Annuitant or Contractholder dies during the Accumulation Period under a deferred contract, we will pay to the beneficiary the contract's death proceeds after we receive due proof of death. Death proceeds are equal to the greater of (1) all Purchase Payments made, without interest, adjusted for any partial surrenders, and (2) the value of the contract next determined on the date when due proof of death is received at our Designated Office or the date on which you make written election of payment at our Designated Office (whichever is later). (See restrictions on payment options imposed by Section 72(s) of the Internal Revenue Code of 1986, as amended ("the Code"), discussed below.)

  Death proceeds are paid in cash or applied to one or more of the fixed or variable methods of payment available (see "Annuity Payment Options Available"), depending upon the election made by you during your life (or if applicable, the life of the Annuitant). Such an election, particularly in the case of contracts issued for tax qualified retirement plans, is subject to any applicable requirements of Federal tax law. If you have not made such an election, payment will be in a single sum, unless the beneficiary elects an annuity payment option within 90 days after we receive due proof of the Annuitant's or Contractholder's death. Whether and when you make such an election could affect when you are deemed to have received the contract's death proceeds under the tax laws.

  In general, Section 72(s) of the Code requires that, in order to qualify as annuities under Section 72 of the Code, all contracts (1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, must have limitations on the period during which payments from the contract may be made upon the death of the Contractholder or Annuitant. Please refer to your contract for a description of these limitations. There are rules comparable to
Section 72(s) that govern the timing of payments after the death of the Annuitant for tax-benefited retirement plans. (See discussion under heading "Distributions from the Contract" on page 16 of this prospectus.)

  Deferred contracts subject to the law of Texas issued before May 1, 1978 contain a special death benefit provision. Please refer to such contracts for a description of this provision.

D.  ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

  The Annuity Period for a deferred contract begins when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

  If a contract is used in connection with tax qualified retirement plans, please refer to the terms of the particular plan. Such plan will ordinarily provide for a time when benefits must begin, the period during which such payments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

  A. DEFERRED CONTRACTS

  When you apply for a deferred contract, ordinarily you select (1) a retirement date (Maturity Date) on which we will begin to make annuity payments and (2) a form of payment option. (See "Annuity Payment Options Available.") You may select any of the annuity payment options on a fixed or variable basis, or a combination of both. You may (within the limits of the retirement plan, if your contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form at any time before annuity payments would otherwise have begun. You also may surrender the contract in whole or in part at any time before or on the Maturity Date.

  B. IMMEDIATE CONTRACTS

  Under immediate contracts, annuity payments begin on a date mutually agreed upon by us and you, normally the date that the Purchase Payment is applied to the contract. Only the Single Life Annuity and Joint Life Annuity Options are available under these contracts, and only on a variable payment basis (see "Annuity Payment Options Available"). The purchaser of an immediate contract may, at any time before the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obligation for future annuity payments under the contract. Payment of surrender proceeds is made in the same manner as under deferred contracts. (See "Surrender (Redemption) Proceeds.")

2. Sex-Neutral Contracts

  In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, benefits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of variable annuity contracts by an individual.

  Except as described below, the contracts use sex-neutral annuity rates if annuity payments under such contracts began after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or female. Sex-distinct annuity rates continue to apply only to contracts for which annuity payments began prior to August 1, 1983. (See "Variable Payment Options.")

  For contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, we will calculate benefits on a sex-distinct basis.

3. Fixed and Variable Payment Options

  When you select an annuity payment option (see "Annuity Payment Options Available" below), you also may choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination of both. If you do not select a payment option by the Maturity Date, variable payments will be made while the Payee is living or for ten years, whichever is longer. (See "Annuity Payment Options Available" below.)

  A. FIXED PAYMENT OPTIONS

  Fixed payment options are available only under deferred contracts. We will transfer all proceeds applied under fixed payment options from the Fund to our general assets. These proceeds will no longer participate in or be affected by the investment performance of the Fund.

  When the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and on the age of the Payee (and, where sex-neutral annuity rates do not apply, on the sex of the Payee). Annuity purchase rates are used to calculate the first payment received under a payout option.

  B. VARIABLE PAYMENT OPTIONS

  When a variable payment option is elected under a deferred contract, the proceeds (or the selected portion thereof) will be applied at the annuity purchase rates that we currently are using for immediate contracts, or at the annuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is applied at our current variable annuity purchase rates.

  As in the case of fixed payment options, when the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates do not apply, on the sex of the Payee). Under the variable payment options, however, payments may vary from month to month, depending upon the investment performance of the Fund.

  We determine the amount of the basic payment level by applying the appropriate annuity purchase rates to the proceeds used to provide the annuity. The amount of the initial variable annuity payment is the same as the basic payment level unless the contract is an immediate contract and the initial payment is due more than 14 days after the Net Purchase Payment is applied. The older the Payee, the greater the basic payment level, because the Payee's life expec-tancy, and thus the period of anticipated income payments, will be shorter. Under contracts with sex-distinct purchase rates, a given contract value will require a higher basic payment for a male Payee than for a female Payee, reflec-ting the longer life expectancy of females. If you have selected a payment option that provides for a refund at death of the Payee or that guarantees that payments will be made for a certain period after the death of the Payee, the contract value will produce a lower basic payment level.

  If you select an assumed interest rate, it will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or decrease. If the net investment performance of the Fund is the same as the assumed interest rate, the monthly payments will remain level. If the net investment performance exceeds the assumed interest rate, the monthly payments will increase. Conversely, if the net investment performance is less than the assumed interest rate, the payments will decrease.

  Unless otherwise provided, we will assume an annual interest rate of 3.5%. If a 3.5% rate would trigger a first payment that is larger than permitted under applicable state law or regulation, then we will select a lower rate. Subject to our consent, and if permitted under applicable state law, you may elect a different annual assumed interest rate, up to 5%.

  Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  We will continue to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if we make annuity payments under any variable payment option, including an option not involving a life contingency and under which we bear no mortality risk. (See "Mortality and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

  A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

  The proceeds may be paid in monthly payments for a definite number of years selected by you up to 30 years.

  B. SINGLE LIFE ANNUITY

  This option and the Joint Life Annuity option (see below) involve life contingencies, since they provide that payments will be made during the continuation of one or more lives.

    i. With No Period Certain

    We pay the proceeds in monthly payments during the life of the Payee. This form of Single Life Annuity option offers the maximum level of monthly payments under an option, payable over the entire life of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

   ii. With Period Certain

    This form of Single Life Annuity option is similar to the form described under i. above except that payments are guaranteed during the period elected. If the Payee should die prior to the end of that period, annuity payments will continue during the remainder of the period to the designated beneficiary. You may elect the period to be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment level.

  C. JOINT LIFE ANNUITY

    i. With No Period Certain

    We pay the proceeds in monthly payments during the joint life of the Payee and a designated joint Payee, and thereafter during the remaining life of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

   ii. With 120 Months Certain

    This form of Joint Life Annuity option is similar to the form described under i. above, except that the payments are guaranteed for a period of 120 months. If both the Payee and the joint Payee should die before the end of the period, annuity payments will be continued for the remainder of the period to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

    This form of Joint Life Annuity option is similar to the form described under i. above except that the payments to the survivor, which continue for the survivor's remaining life, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  D. OTHER METHODS OF PAYMENT

  In addition to the annuity payment options described above, you may select other methods of payment if we agree to the method selected.

5. General Limitations on Options

  In order to qualify as annuities under Section 72 of the Code, all contracts
(1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, limit the period over which payments from the contracts may be made on your death. Comparable rules govern the timing of payments after the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

  After you receive a payment under an option involving a life contingency, you may not change to another option unless we agree. Once annuity payments under such options begin, you cannot surrender the contract for a single sum cash payment. However, in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the contract for a single cash payment equal to the commuted value (which is calculated based on the Assumed Interest
Rate) of all remaining unpaid payments. Under variable options which do not involve life contingencies (such as the Payments for Specified Period option), you may surrender the contract for the current value in cash of the Accumulation Units standing to its credit. Alternatively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surrender proceeds during the Annuity Period shall be in accordance with the procedures that apply to surrenders during the Accumulation Period. (See "Surrender (Redemption) Proceeds.") The election of any option, particularly in connection with contracts issued for tax qualified retirement plans, is subject to Federal tax law requirements, which may restrict your selection of beneficiaries and manner of payment. We recommend that you consult a qualified tax adviser before electing any option.

  Options shall be available only with our consent if the amount to be applied is less than $2,000. We may change the frequency of your payments to quarterly, semiannually or annually to bring the amount of each periodic payment to at least $20.

E.  OWNERSHIP RIGHTS UNDER THE CONTRACT

  During the Annuitant's lifetime, all rights under the contract belong solely to you unless otherwise provided. Such rights include the right to

 . change the beneficiary

 . change the payment option

 . assign the contract (subject to limitations)

 . exercise all other rights, benefits, options and privileges given by the contract or allowed by us. Transfer of ownership of your contract from a "pension plan" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") to a non-spousal beneficiary may require spousal consent (both defined below under "Retirement Plans Offering Federal Tax Benefits").

  Qualified Plans and certain IRA, SEP, SARSEP and TSA Plans with sufficient employer involvement are considered "pension plans" under ERISA and may be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from contracts purchased by a pension plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements that are not enumerated in the contract. Thus, the tax consequences of the purchase of the contracts by pension plans should be considered carefully.

  Contracts that are used with Qualified Plans, IRAs, SEPs, SARSEPs, and TSA Plans contain restrictions on transfer or assignment that must be satisfied in order to assure continued eligibility for the favorable tax treatment. Such favorable tax treatment is described below under "Federal Income Tax Status." In accordance with these requirements, you may not change ownership of such a contract, nor may the contract be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. If you are contemplating a sale, assignment or pledge of the contract, you should carefully review the contract's provisions and consult a qualified tax adviser.

  If contracts are used in connection with retirement plans that do not qualify for tax-benefited treatment, such plans also may restrict your exercise of rights.

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DEDUCTIONS AND EXPENSES
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A.  DEDUCTIONS FROM PURCHASE PAYMENTS FOR ADMINISTRATIVE SERVICES


  We furnish or bear the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund. To cover the cost of providing these services, we assess an administrative charge that is a percentage of each Purchase Payment after deduction of any applicable premium tax. For contracts purchased with flexible payments, the charge is 3% of the first $46 of a single purchase payment and 2% of the amount of any single purchase payment in excess of $46. For single purchase payment contracts, the charge is 2% of the first $5,000 of the Purchase Payment, and 0.25% of the amount of the Purchase Payment in excess of $5,000.


B. PREMIUM AND OTHER TAX CHARGES

  Various states impose a premium tax on annuity purchase payments received by insurance companies. We may deduct these taxes from Purchase Payments and currently do so for contracts issued in South Dakota. Certain states may require or allow us to pay the premium tax when you elect to begin receiving annuity benefits, rather than when we receive Purchase Payments. In those states we may deduct the premium tax on the date when annuity payments begin. The maximum premium tax currently deducted is 3.5%. In the future, we may deduct premium taxes if required by state insurance tax law, or the applicable premium tax rates may change.

  Surrender of a contract may result in a credit against our premium tax liability in some states. If this happens, your surrender proceeds will be increased accordingly.

  Premium tax rates may be changed by law, administrative interpretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and state insurance tax law.

C.  SALES CHARGES

  Sales and administrative expenses are deducted from each After-tax Purchase Payment. The remaining amount is the Net Purchase Payment. We expect that the deductions for sales expenses will cover sales expenses over the life of the contracts. Any sales expenses not covered by the deduction for sales expenses, will be recovered from our general account, including any income derived from the mortality and expense risk deductions (see "Mortality and Expense Risks and Deductions").

  Deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the table below:

   Deductions Applicable to Flexible Purchase Payment Contracts

    Portion of Total
    After-Tax Purchase           Deduction for                 Deduction
          Payment               Sales Expenses        for Administrative Expenses      Total Deduction

        First $46                    6.0%                        3.0%                       9.0%
         Balance                     6.0%                        2.0%                       8.0%

Deductions Applicable to Single Purchase Payment Contracts

    Portion of Total
    After-Tax Purchase           Deduction for                 Deduction
          Payment               Sales Expenses        for Administrative Expenses      Total Deduction
      First $5,000                   6.00%                       2.00%                      8.0%
      Next $95,000                   3.75%                       0.25%                      4.0%
         Balance                     1.75%                       0.25%                      2.0%


  Under contracts sold to the following persons, Purchase Payments will be subject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales expenses:


 . certain present and retired employees and certain current and former directors and trustees of the former Board of Managers of the Fund and of New England Mutual and NELICO and mutual funds sponsored by NELICO

 . current and retired agents and general agents of New England Mutual and NELICO and their insurance company subsidiaries

 . certain current and retired employees of such agents and general agents

 . the surviving spouses of the employees, agents and general agents listed above

 . any retirement plan or trust for the benefit of the persons listed above.

D.  DEDUCTIONS FROM FUND ASSETS

1.  Mortality and Expense Risks and Deductions

  We assume the "expense risk" and the "mortality risk" under the contracts, for which we receive deductions from Fund assets.

  The "expense risk" is the risk that the deductions for sales and administrative expenses may be insufficient to cover the actual cost of such items.

  The "mortality risk" has two elements: (1) a "life annuity mortality risk" and, in the case of deferred contracts, (2) a "minimum death refund risk."

  Under the "life annuity mortality risk," we agree to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

  Under deferred contracts, we also assume a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

  For assuming these risks, we make the following daily deductions from the Fund's net assets:

  (1) For deferred contracts: .00260% (.9490% on an annual basis consisting of ..8395% for mortality risk assumptions and .1095% for expense risk assumptions).

  (2) For immediate contracts: .00190% (.6935% on an annual basis consisting of ..5840% for mortality risk assumptions and .1095% for expense risk assumptions).

  The percentage of these deductions will not increase over the life of your contract.

  If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

2.  Portfolio Expenses

  An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of the Portfolio. The Portfolio expenses for December 31, 2001 appear in the "Expense Table." The prospectus and Statement of Additional Information of the Portfolio describe these deductions and expenses in more detail.

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RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
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  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the contracts, include:

1. Plans qualified under Section 401(a), 401(k) plans also qualified under 401(a) or 403(a) of the Code ("Qualified Plans");

2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code, and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "Traditional IRAs"), or pursuant to Section 408A of the Code ("Roth IRAs") including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs");

4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  You should consult a qualified tax adviser regarding (1) the suitability of the contracts as a funding vehicle for tax qualified retirement plans, (2) the rules underlying such plans, and (3) state and Federal tax aspects of such plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax-benefited retirement plans is presented below under the heading "Special Rules for Annuities Purchased for Annuitants under Retirement Plans Qualifying for Tax-Benefited Treatment." If a tax-benefited retirement plan lost its qualification for tax-exempt status, employees would lose some of the tax benefits described here.

  In the case of many TSA Plans under Section 403(b)(1) of the Code, and in the case of Traditional IRAs purchased under Section 408(b) of the Code, the contracts comprise the retirement "plan" itself. These contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions. Please refer to the contracts and any endorsements for more complete information.

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FEDERAL INCOME TAX STATUS
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This discussion is a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A.  TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Fund is not an entity separate from us, and its operations form a part of us, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains arising from the operation of the Fund are automatically applied to increase reserves under the contracts. Under existing federal income tax law, we believe that the Fund's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contracts.

   Accordingly, we do not anticipate that it will incur any Federal income tax liability attributable to the Fund and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the Federal tax laws or interpretations thereof result in our being taxed on income or gains attributable to the Fund, then we may impose a charge against the Fund (with respect to some or all contracts) in order to set aside amounts to pay such taxes.

B.  TAXATION OF THE CONTRACTS

  The contracts are considered annuity contracts taxed under Section 72 of the Code. Generally Section 72 provides that you are not taxed on increases in the value of the contracts until the Annuitant or beneficiary receives annuity payments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.")

  Under Section 72, to the extent there is an "investment" in an annuity contract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity payment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract that are deductible by the contributor and earnings on all contributions to the annuity contract will not constitute an "investment" in the annuity contract under Section 72. Once the "investment" has been fully recovered, the full amount of any annuity payments is taxable. If annuity payments cease as a result of an Annuitant's death before full recovery of the "investment," consult a competent tax adviser regarding deductibility of the uncovered amount.

1. Special Rules for Annuities Purchased for Annuitants Under Tax Qualified Retirement Plans

  Below is a summary of the Federal tax laws applicable to contributions to, and distributions from, retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." The following summary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations under the Code regarding retirement trusts and plans, the documents that must be prepared and executed, and the requirements that must be met to obtain favorable tax treatment are very complex. If you are thinking about purchasing a contract for use with a tax qualified retirement plan, you should consult a qualified tax adviser regarding applicable Federal and state tax aspects of the contracts and, if applicable, the suitability of the contracts as investments under ERISA.

  A. PLAN CONTRIBUTION LIMITATIONS

    i. Qualified Plans, SEPs, SARSEPs and Governmental Plans

    The law may limit the amount of money contributed to Qualified Plans, SEPs, SARSEPs and Governmental Plans in any contract year. New SARSEPs may not be established after January 1, 1997. Any purchase payments attributable to contributions to Qualified Plans, SEPs and SARSEPs are tax deductible to the employer.

  Contributions to all of these programs are not currently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contributions are not taxed until payments from the contract are made to the Annuitant or his/her beneficiaries.

   ii. TSA Plans

    Salary reduction Purchase Payments attributable to contributions to TSA Plans are not included in the Annuitant's income to the extent such Purchase Payments do not exceed $11,000 for 2002, with this limit increasing in $1,000 increments in years thereafter so that the limit is $15,000 by the year 2006. Additional limits apply to any employer contributions. For more information, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations. Any Purchase Payments attributable to permissible contributions under Code
  Section 403(b) (and earnings thereon) are not taxable to the Annuitant until distributions are made from the contract.

  iii. IRAs


    The maximum tax deductible Purchase Payment that may be contributed each year to a Traditional IRA is the lesser of $3,000 or 100% of includible compensation if the taxpayer is not covered under an employer plan. A spousal Traditional IRA is available if the taxpayer and spouse file a joint return, and the spouse is below age 70 1/2. The maximum deductible contribution to a spousal Traditional IRA is the lesser of $3,000, or the aggregate compensation of the taxpayer and spouse reduced by any contributions made to a Traditional IRA for the taxpayer for the year. The $3,000 contribution limit referenced above increases to $4,000 for 2005 through 2007 and increases again to $5,000 for 2008 and thereafter. For individuals age 50 or over, the dollar contribution limit is increased by $500 for 2002-2005, and $1,000 for 2006 and thereafter. If covered under an employer retirement plan, taxpayers are permitted to make deductible Purchase Payments; however, for 2002 the deductions are phased out and eventually eliminated, on a pro rata basis, for taxpayers with an adjusted gross income between $34,000 and $44,000 for an individual, between $54,000 and $64,000 for the covered spouse of a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A spouse who is not covered by an employer retirement plan generally may deduct his or her Traditional IRA contribution even if the taxpayer is covered by an employer retirement plan as long as the taxpayer's and spouse's joint income does not exceed $150,000 for the year. A taxpayer may also make nondeductible Purchase Payments to a Traditional IRA or a Roth IRA. However, the total of deductible and nondeductible Purchase Payments may not exceed the maximum limit described above for deductible payments. For more information concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts.


   iv. Section 457 Plans

    Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount up to $11,000 for 2002, with this limit increasing in $1,000 increments so that the limit is $15,000 by the year 2006. For individuals age 50 or over, this limit is increased by $1,000 for 2002, and will increase each year until 2006 and thereafter, when the additional contribution amount will be $5,000. The amounts deferred (including earnings on deferred amounts) are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the contract including any voting and redemption rights that may accrue to the contract(s) issued under the plan. This rule does not apply, however, to amounts deferred under a plan maintained by a state or local government. Such amounts must be held for the exclusive benefit of the employee or his/her beneficiary in a trust, custodial account or annuity contract. Under a transitional rule, a plan in existence before August 20, 1996 had until January 1, 1999 to comply with this requirement.

  B. DISTRIBUTIONS FROM THE CONTRACT

  Mandatory Withholding on Certain Distributions

  Many distributions called "eligible rollover distributions" from Qualified Plans, Governmental Plans and from many TSA Plans are subject to automatic Federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such plan, except certain distributions such as distributions required by the Code, certain distributions of after-tax contributions, hardship distributions, or distribution in a specified annuity form. State and local income tax withholding may also apply. You can avoid Federal income tax withholding by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or Traditional IRA.

    i. Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans

    Payments made from the contracts held under a Qualified Plan, TSA Plan, Traditional IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code usually as ordinary income in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will also be included in income in the year of receipt subject to restrictions and penalties discussed below. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (1) to distributions of excess contributions or deferrals; (2) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (3) when distribution from the contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or (4) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. Also, with respect to the exception for distributions provided in the form of a life annuity (or joint life annuity), this exception applies to Qualified Plans only if the payments begin after the employee has a separation from service.

    If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficiary. If the Annuitant's spouse is the beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as frequently as payments made before death. Death proceeds distributed in a lump sum are taxed in the same manner as a full surrender of the contract value, as described above.

    With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be distributed prior to the account holder attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may however be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments that qualify for tax-free treatment under Section 403(b) of the Code may be made.

    Annuity payments, periodic payments or annual distributions must begin by the later of April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 or, in the case of plans other than Traditional IRAs, SEPs or SARSEPs, in the year in which the Annuitant retires, if later. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. Roth IRAs are not subject to the pre-death minimum distribution requirements described above.

   ii. Section 457 Plans


    When the Annuitant receives a distribution under a contract held under a
  Section 457 Plan, such amount is taxed as ordinary income in the year received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of an unforeseen emergency and certain elected cash-outs of small accounts). In addition, a distribution from a state or local government plan before age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income, unless the Annuitant is otherwise exempt.


    Generally, annuity payments, periodic payments or annual distributions must begin by April 1 of the calen-dar year following the year in which the Annuitant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined in accordance with IRS regulations. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as in the case of Qualified Plans, TSA Plans, Traditional IRAs, SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

  For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until received as annuity payments or as a full or partial lump sum.

  Under Section 72(u) of the Code, however, contracts not held by a natural person (i.e., those held by a corporation or certain trusts) generally are not treated as an annuity contract for Federal tax purposes and income allocable to the contracts would be taxable currently to holders of such contracts. As a result, an annuity contractholder who is not a natural person must include in income any increase during the taxable year in the accumulated value over the investment in the contract.

  Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" under Treasury Regulations. Failure to do so means that the contracts would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and we believe that the Fund complies fully with these requirements.


  In certain circumstances, variable annuity Contractholders have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contractholders have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our contracts have not been explicitly addressed in published rulings. While we believe that the contracts do not give Contractholders investment control over separate account assets, we reserve the right to modify the contracts as necessary to prevent a Contractholder from being treated as the owner of the separate account assets supporting the contract.


  Any amount received by surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any increases in the value of the contract resulting from earnings or gains of the Portfolio.

  The Code also imposes a 10% penalty tax on amounts received under a contract that are includible in gross income. The penalty tax will not apply to any amount received under the contract:

 . after you have attained age 59 1/2,

 . after your death,

 . after you have become totally and permanently disabled,

 . as one of a series of substantially equal periodic payments made for your life (or life expectancy) or the joint lives (or life expectancies) of you and a beneficiary,

 . if the contract is purchased under certain types of retirement plans or arrangements,

 . that is allocable to investments in the contract before August 14, 1982, or

 . if the contract is an immediate annuity contract.

  In the calculation of any increase in value for contracts entered into after October 4, 1988, all deferred annuity contracts (other than those issued in connection with a plan qualifying under the Code for tax-benefited treatment) issued by us or our affiliates to the same Contractholder within a calendar year will be treated as one contract.


  Amounts may be distributed from the contract because of the death of a Contractholder (or Annuitant if the Contractholder is not an individual). Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the "investment" is not affected by the Contractholder's (or Annuitant's) death. That is, the "investment" remains the amount of any Purchase Payments paid which were not excluded from gross income.



  A transfer of ownership of a contract, the designation of an Annuitant, Payee or other beneficiary who is not also a Contractholder, the selection of certain Maturity Dates, the exchange of a contract or the receipt of a contract in an exchange may result in tax consequences that are not discussed herein. Anyone contemplating any such delegation, transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.



  In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any contract held by a non-natural person to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a contractholder. Specifically, section 72(s) requires that (a) if any Contractholder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of his or her death; and (b) if any Contractholder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of his or her death. These requirements will be considered satisfied as to any portion of a Contractholder's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin with one year of the Contractholder's death. The designated beneficiary refers to a natural person designated by the Contractholder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Contractholder, the contract may be continued with the surviving spouse as the new Contractholder.


3. Tax Withholding

  The Code and the laws of some states require tax withholding on distributions made under annuity contracts, unless the recipient has elected not to have any amount withheld. We give recipients an opportunity to tell us whether taxes should be withheld.

--------------------------------------------------------------------------------
VOTING RIGHTS
--------------------------------------------------------------------------------


  We are the legal owner of the Portfolio shares held in the Fund and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Contractholder, the right to instruct us how to vote the shares that are attributable to your contract.


  Before annuitization, we determine the number of votes on which you have a right to instruct us on the basis of your percentage interest in the Fund and the total number of votes attributable to the Fund. After annuitization, the number of votes attributable to your contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the Fund. After annuitization, the votes attributable to your contract decrease as reserves underlying the contract decrease.

  We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in the Fund for all policies or contracts for which we have received voting instructions.

  We will vote for Portfolio shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

  New England Securities is the principal underwriter for the contracts under a distribution agreement between New England Securities and us. New England Securities, a Massachusetts corporation organized in 1968, is an indirect, wholly owned subsidiary of New England Life Insurance Company and a subsidiary of the Company. New England Securities is located at 501 Boylston Street, Boston, Massachusetts 02116. New England Securities is a registered broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers (the "NASD"). More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999.


  We no longer offer the contracts for sale, but Contractholders of flexible purchase payment contracts may make ongoing purchase payments. Life insurance agents and insurance brokers of New England Life Insurance Company who are registered representatives of New England Securities service the contracts. The Company pays commissions to registered representatives who have sold the contracts; none of the commissions is retained by New England Securities. Registered representatives of New England Securities receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.


--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

  We may advertise or include in sales literature average annual total returns for the Fund. Total returns for the Fund are based on historical earnings and do not indicate or project future performance. See the Statement of Additional Information for more information.

  The total return of the Fund refers to return quotations assuming an investment under a contract has been held in the Fund for the stated times. Average annual total returns of the Fund tell you the returns you would have experienced if you allocated a $1,000 purchase payment to the Fund for the specified period. These returns include actual performance for the Fund for periods prior to any changes to the Fund's structure. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Fund, including any sales loads and administrative charges, but excluding any deductions for premium taxes. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Fund if any of those periods are not available.

  "Non-Standard" average annual total return information for the Portfolio may be presented, computed on the same basis as described above, for periods prior to the Fund's investment in the Portfolio, adjusted for contract fees and charges. Non-standard performance will be accompanied by standard performance for the Fund.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                         PAGE
                                                                         ----
  SPECIAL TERMS USED IN THIS PROSPECTUS.................................   2

  HIGHLIGHTS............................................................   3

  EXPENSE TABLE.........................................................   4

  CONDENSED FINANCIAL INFORMATION.......................................   5

  FINANCIAL STATEMENTS..................................................   5

  DESCRIPTION OF THE COMPANY AND THE FUND...............................   6

  THE PORTFOLIO.........................................................   6

  THE VARIABLE ANNUITY CONTRACTS........................................   7
  A. How Contract Purchase Payments May be Made.........................   7
  B. Accumulation Unit Values, Annuity Unit Values and Net Investment
     Factors............................................................   7
  C. Accumulation Period (Deferred Contracts)...........................   8
    1. How Accumulation Units are Calculated............................   8
    2. Contract Value...................................................   8
    3. Surrender (Redemption) Proceeds..................................   8
    4. Death Proceeds...................................................   8
  D. Annuity Period (Deferred and Immediate Contracts)..................   9
    1. Choice of Retirement Date and Annuity Payment Option.............   9
    2. Sex-Neutral Contracts............................................   9
    3. Fixed and Variable Payment Options...............................  10
    4. Annuity Payment Options Available................................  11
    5. General Limitations on Options...................................  11

                                                                         PAGE
                                                                         ----
  E. Ownership Rights Under the Contract................................  12

  DEDUCTIONS AND EXPENSES...............................................  12
  A. Deductions from Purchase Payments for Administrative Services......  12
  B. Premium and Other Tax Charges......................................  12
  C. Sales Charges......................................................  13
  D. Deductions from Fund Assets........................................  13
    1. Mortality and Expense Risks and Deductions.......................  13
    2. Portfolio Expenses...............................................  14

  RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS........................  14
  FEDERAL INCOME TAX STATUS.............................................  15
  A. Tax Status of the Company..........................................  15
  B. Taxation of the Contracts..........................................  15
    1. Special Rules for Annuities Purchased for Annuitants Under Tax
       Qualified Retirement Plans.......................................  15
    2. Special Rules for Annuities Used by Individuals or With Plans
       and Trusts Not Qualifying Under the Code for Tax-Benefited
       Treatment........................................................  18
    3. Tax Withholding..................................................  19

  VOTING RIGHTS.........................................................  19

  DISTRIBUTION OF THE CONTRACTS.........................................  19

  INVESTMENT PERFORMANCE INFORMATION....................................  20

  STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.................  22

                  ------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                         TABLE OF CONTENTS

                  ------------------------------------------



                                                      PAGE
                                                      ----
                      THE COMPANY.................... II-3
                      SERVICES RELATING TO THE FUND.. II-3
                      DISTRIBUTION OF CONTRACTS...... II-3
                      CALCULATION OF PERFORMANCE DATA II-3
                      ANNUITY PAYMENTS............... II-5
                      NET INVESTMENT FACTOR.......... II-6
                      EXPERTS........................ II-7
                      LEGAL MATTERS.................. II-7
                      FINANCIAL STATEMENTS...........  F-1


                  ------------------------------------------

   If you would like to obtain a copy of the Statement of Additional Information, please complete the request form below and mail it to:

                            New England Securities Corporation
                            501 Boylston Street
                            Boston, Massachusetts 02116

               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

           ---------------------------------------------------------
                                     Name

           ---------------------------------------------------------
                                    Street

           ---------------------------------------------------------
                 City                         State       Zip

                             NEW ENGLAND VARIABLE ANNUITY FUND I
                             INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                             ---------------------------------------------------
                             Issued by
                             METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                   (PART B)

                               NOVEMBER 1, 2002

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 1, 2002 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.





VA-268-02

                               TABLE OF CONTENTS



THE COMPANY................................................................ II-3

SERVICES RELATING TO THE FUND.............................................. II-3

DISTRIBUTION OF CONTRACTS.................................................. II-3

CALCULATION OF PERFORMANCE DATA............................................ II-3

ANNUITY PAYMENTS........................................................... II-5

NET INVESTMENT FACTOR...................................................... II-6

EXPERTS.................................................................... II-7

LEGAL MATTERS.............................................................. II-7

FINANCIAL STATEMENTS.......................................................  F-1

                                  THE COMPANY

   New England Variable Annuity Fund I (the "Fund") is a separate account of Metropolitan Life Insurance Company ("MetLife" or the "Company"). The Fund was originally a separate account of New England Mutual Life Insurance Company ("New England Mutual"), and became a separate account of the Company when New England Mutual merged with and into the Company on August 30, 1996. Prior to November 1, 2002, the Fund was organized as an open-end diversified management investment company with its own portfolio of securities. On November 1, 2002, the Fund reorganized as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").


                         SERVICES RELATING TO THE FUND


   The Company maintains the books and records of the Fund and provides issuance and other administrative services for the contracts.

   Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, conducts an annual audit of the Fund's financial statements.

                           DISTRIBUTION OF CONTRACTS


   New England Securities Corporation, an indirect subsidiary of the Company, is the principal underwriter of the contracts. The contracts are no longer offered for sale, but Contractholders may make on-going Purchase Payments under flexible purchase payment contracts. NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives who have sold the contracts. In 1999, 2000 and 2001 the Company paid commissions to those registered representatives with respect to ongoing Purchase Payments under the contracts in the amounts of $14,151, $9,926 and $2,409, respectively.


                        CALCULATION OF PERFORMANCE DATA


   Prior to November 1, 2002, the Fund was organized as an open-end diversified management investment company. From May 1, 2002 to November 1, 2002, the Fund invested exclusively in Class A shares of the Portfolio. Prior to May 1, 2002, however, the Fund was actively managed by Capital Growth Management Limited Partnership ("CGM") and maintained its own portfolio of securities. Effective May 1, 2002, the Fund terminated its investment advisory agreement with CGM and became a feeder fund that invested all of its assets in the Portfolio. On November 1, 2002, the Fund converted to a unit investment trust under the 1940 Act, which invests exclusively in Class A shares of the Portfolio.


   THE PERFORMANCE INFORMATION SHOWN BELOW REFLECTS THE MANAGEMENT OF CGM BEFORE THE CHANGES IN THE FUND'S STRUCTURE.


   The average annual total returns of the Fund illustrated below are calculated in accordance with the Securities and Exchange Commission's standardized formula and use the inception date of the Fund. The calculation is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 2001. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. These calculations reflect the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. These calculations do not include any premium tax charges, which apply in certain states and would reduce the results shown. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 2001 to arrive at the contract value. The average annual total return is the annual compounded rate of return that would produce the contract value on December 31, 2001.

                         AVERAGE ANNUAL TOTAL RETURNS

                    PERIOD ENDING DECEMBER 31, 2001
                               1 Year.............. -23.18%
                               5 Years.............   7.37%
                               10 Years............   9.25%

   The percent change in unit value shown below represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 20, 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

   The following percentage change in unit value figures are for the year ended December 31, 2001.

              PERCENT CHANGE IN UNIT VALUE
              ----------------------------
              30 years, 9 months ended December 31, 2001 2,592.7%
              20 years ended December 31, 2001.......... 1,422.4%
              15 years ended December 31, 2001..........   406.2%
              10 years ended December 31, 2001..........   163.3%
              5 years ended December 31, 2001...........    55.2%
              1 year ended December 31, 2001............   -16.5%

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION

                                       ACCUMULATION   %
                     DATE               UNIT VALUE  CHANGE
                     ----              ------------ ------
                     March 25, 1971...  $1.157298      --
                     December 31, 1971   1.180085    +2.0
                     December 31, 1972   1.324345   +12.2
                     December 31, 1973   1.144645   -13.6
                     December 31, 1974   0.786512   -31.3
                     December 31, 1975   0.981727   +24.8
                     December 31, 1976   1.147484   +16.9
                     December 31, 1977   1.077867    -6.1
                     December 31, 1978   1.180390    +9.5
                     December 31, 1979   1.356685   +14.9
                     December 31, 1980   1.907809   +40.6

                                       ACCUMULATION   %
                     DATE               UNIT VALUE  CHANGE
                     ----              ------------ ------
                     December 31, 1981   2.046992    +7.3
                     December 31, 1982   3.254033   +59.0
                     December 31, 1983   3.943886   +21.2
                     December 31, 1984   3.572709    -9.4
                     December 31, 1985   4.823900   +35.0
                     December 31, 1986   6.156190   +27.6
                     December 31, 1987   7.017161   +14.0
                     December 31, 1988   6.745649    -3.9
                     December 31, 1989   7.984578   +18.4
                     December 31, 1990   8.383448    +5.0
                     December 31, 1991  11.835525   +41.2
                     December 31, 1992  11.576959    -2.2
                     December 31, 1993  12.850577   +11.0
                     December 31, 1994  11.899473    -7.4
                     December 31, 1995  16.523266   +38.9
                     December 31, 1996  20.079854   +21.5
                     December 31, 1997  24.547721   +22.3
                     December 31, 1998  32.575691   +32.7
                     December 31, 1999  38.279606   +17.5
                     December 31, 2000  37.301000    -2.6
                     December 31, 2001  31.163067   -16.5


   WE MAY ALSO ADVERTISE NON-STANDARD PERFORMANCE INFORMATION FOR THE PORTFOLIO PRIOR TO THE FUND'S INVESTMENT IN THE PORTFOLIO, ADJUSTED FOR CONTRACT FEES AND CHARGES. Hypothetical illustrations of average annual total returns for the Fund will be based on the actual investment experience of the Portfolio from its inception date of May 1, 1990. We base calculations of average annual total return on the assumption that a single investment of $1,000 was made at the beginning of each specified period. The calculations will reflect the mortality risk fee of 0.84%, the expense risk fee of 0.11%, and maximum sales and administrative loads of 9% of the first $46 and 8% of the balance. The calculations will not include any premium tax charges, which apply in certain states.




                               ANNUITY PAYMENTS

   When a variable payment option is selected, the contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected involves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospectus under "Variable Payment Options."

   The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

   The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

   The number of annuity units credited under a variable payment option is determined as follows:

      (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

      (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined following the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

   The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

   The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable payment option, reflects daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below). The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

   The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other assumed interest rates are computed on a consistent basis.

                             NET INVESTMENT FACTOR

   The Company determines the net investment factor ("Net Investment Factor") for the Fund on each day on which the New York Stock Exchange is open for trading as follows:

      (1) The Company takes the net asset value per share of the Portfolio determined as of the close of regular trading on the New York Stock Exchange on a particular day.

      (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Portfolio since the close of regular trading on the New York Stock Exchange on the preceding trading day.

      (3) This total amount is then divided by the net asset value per share of the Portfolio as of the close of regular trading on the New York Stock Exchange on the preceding trading day.


      (4) Finally, the Company subtracts the daily charges for the Mortality Risk Fee and the Expense Risk Fee since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Deductions from Fund Assets" in the prospectus.) On an annual basis, the total deduction for such charges as a percentage of the daily net asset value of the Fund equals 0.95% for deferred contracts and 0.69% for immediate contracts. The contract imposes certain limits on expenses deducted to calculate the Net Investment Factor. If required by these expense limitations under the contract, the Company will reduce the amounts deducted for the Mortality Risk Fee and the Expense Risk Fee.


   The Net Investment Factor may be less than 1.0000000.

                                    EXPERTS

   The financial statements of New England Variable Annuity Fund I and MetLife included in this Statement of Additional Information and the information in the prospectus concerning selected per unit data and ratios have been audited by Deloitte & Touche LLP, independent accountants, for the period and as stated in their report appearing herein and have been so included in reliance upon such reports of such firm given upon their authority as experts in auditing and accounting.


                                 LEGAL MATTERS



   Legal matters in connection with the Contracts described in this registration statement have been passed on by Christopher P. Nicholas, Associate General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal Securities laws.



   The SEC requires the Portfolio's Board of Directors to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in the investment management of the Portfolio, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans, for example. If there is a material conflict, the Board of Directors will have an obligation to determine what action should be taken, including the removal of the affected subaccount from the Portfolio if necessary. If the Company believes the Portfolio action is insufficient, the Company will consider taking other action to protect Contractholders. There could, however, be unavoidable delays or interruptions of operations of the Fund that the Company may be unable to remedy.



   If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a Contractholder's account and thereby refuse to pay any request for transfers, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

   We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I (the "Fund"), including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended, and selected per unit data and ratios for each of the five years in the period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audit.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and selected per unit data and ratios for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 26, 2002

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS
   Investments at value (cost $43,789,847) (Note 2)........................................................ $46,874,500
   Receivable for investments sold.........................................................................     947,446
   Dividends and interest receivable.......................................................................     137,407
                                                                                                            -----------
       Total assets........................................................................................  47,959,353
                                                                                                            -----------
LIABILITIES
   Payable for investments purchased.......................................................................   1,159,650
   Payable for investment advisory fees (Note 4)...........................................................      11,868
   Payable for mortality and expense risks (Note 5)........................................................      36,928
   Payable for other direct expenses (Note 4)..............................................................      60,955
   Bank overdraft..........................................................................................      90,952
                                                                                                            -----------
       Total liabilities...................................................................................   1,360,353
                                                                                                            -----------
Net assets................................................................................................. $46,599,000
                                                                                                            ===========
Net assets attributable to variable annuity contractholders 1,317,362 accumulation units at $31.16 per unit $41,053,029
Annuity reserves (Note 2)..................................................................................   5,545,971
                                                                                                            -----------
                                                                                                            $46,599,000
                                                                                                            ===========

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2001

     INVESTMENT INCOME/(LOSS) (Note 2)
       INCOME
        Dividends (net of foreign taxes of $1,438)........... $    602,561
        Interest income......................................       28,571
        Other income.........................................       19,541
                                                              ------------
            Total income.....................................      650,673
                                                              ------------
       EXPENSES
        Mortality and expense risks (Notes 2 and 5)..........      457,611
        Investment advisory fee (Note 4).....................      163,038
        Other direct expenses (Note 4).......................       51,716
                                                              ------------
            Total expenses...................................      672,365
                                                              ------------
     Net investment loss.....................................      (21,692)
                                                              ------------
     REALIZED AND UNREALIZED LOSS ON INVESTMENTS (Note 3)
        Net realized loss from investments sold..............   (5,545,379)
        Net change in unrealized appreciation of investments.   (4,962,349)
                                                              ------------
            Net loss on investments..........................  (10,507,728)
                                                              ------------
     Decrease in net assets resulting from operations........ $(10,529,420)
                                                              ============

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE YEARS
                                                                                         ENDED DECEMBER 31,
                                                                                     --------------------------
                                                                                         2001          2000
                                                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss)..................................................... $    (21,692) $    552,070
   Net realized gain (loss) from investments sold...................................   (5,545,379)    1,719,180
   Net change in unrealized appreciation of investments.............................   (4,962,349)   (4,150,541)
                                                                                     ------------  ------------
       Decrease in net assets resulting from operations.............................  (10,529,420)   (1,879,291)
                                                                                     ------------  ------------
CHANGES FROM PRINCIPAL TRANSACTIONS
   Purchase payments, less sales and administrative expenses and applicable premium
     taxes (Note 4).................................................................      448,089       187,311
   Contract terminations and annuity payments.......................................   (6,647,958)  (12,207,876)
   Adjustments to annuity reserves (Note 2).........................................     (229,041)      190,346
                                                                                     ------------  ------------
   Decrease in net assets resulting from principal transactions.....................   (6,428,910)  (11,830,219)
                                                                                     ------------  ------------
       Total decrease in net assets.................................................  (16,958,330)  (13,709,510)
NET ASSETS
   Beginning of year................................................................   63,557,330    77,266,840
                                                                                     ------------  ------------
   End of year...................................................................... $ 46,599,000  $ 63,557,330
                                                                                     ============  ============

  The accompanying notes are an integral part of these financial statements.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

         SUPPLEMENTARY INFORMATION--SELECTED PER UNIT DATA AND RATIOS

   Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                             ----------  ----------  ----------  ----------  ----------
Accumulation unit value, beginning of year.................. $    37.30  $    38.28  $    32.58  $    24.55  $    20.08
                                                             ----------  ----------  ----------  ----------  ----------
Per unit data
   Investment income........................................        .33         .76         .60         .50         .29
   Expenses.................................................       (.44)       (.49)       (.44)       (.38)       (.32)
                                                             ----------  ----------  ----------  ----------  ----------
   Net investment income (loss).............................       (.11)        .27         .16         .12        (.03)
   Net realized and unrealized gain (loss) on investments...      (6.03)      (1.25)       5.54        7.91        4.50
                                                             ----------  ----------  ----------  ----------  ----------
       Net increase (decrease) in net asset value...........      (6.14)       (.98)       5.70        8.03        4.47
                                                             ----------  ----------  ----------  ----------  ----------
Accumulation unit value, end of year........................ $    31.16  $    37.30  $    38.28  $    32.58  $    24.55
                                                             ==========  ==========  ==========  ==========  ==========
Total return (%)............................................      (16.5)       (2.6)       17.5        32.7        22.3
Ratios
   Ratio of operating expenses to average net assets (%)....       1.37        1.31        1.30        1.34        1.35
   Ratio of net investment income to average net assets (%).       (.34)        .74         .48         .44        (.09)
Portfolio turnover (%)......................................     244.43      267.45      204.32      195.15      209.18
Number of accumulation units outstanding at end of year.....  1,317,362   1,513,677   1,805,042   2,219,809   2,694,327


  The accompanying notes are an integral part of these financial statements.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                         NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS

   New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was originally sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. Currently no new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). The Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594, a subsidiary of the Insurance Company, is the designated office for contract-holder services.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security valuation. Investments in common stocks traded on a national securities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed, at the last reported bid prices. Corporate short-term notes are stated at cost, which approximates fair value.

B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (loss) and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal income taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity reserves. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Insurance Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.  PURCHASES AND SALES OF INVESTMENT SECURITIES

   The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 2001 were $122,011,319 and $127,836,287, respectively. Gains and losses from sales of investments are computed on the specific identification method.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

4.  ADVISORY AND SERVICE FEES WITH AFFILIATES

   During the year ended December 31, 2001, the Fund incurred investment management fees of $163,038, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, which was affiliated with the Insurance Company until October 30, 2000. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average daily net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 2001, amounted to $32,125, were retained by the Insurance Company.

   Effective January 1, 1995, the audit and Board of Managers fees have been borne by the Fund. A charge is deducted daily against the Fund based on estimated audit and manager fees. This daily charge is reviewed on a quarterly basis and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the quarterly review. For the year ended December 31, 2001 the charges to the Fund amounted to $51,716.

5.  MORTALITY AND EXPENSE RISKS

   Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. During 2001, the mortality and expense risk charges totaled $457,611.

   The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

   The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

   The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

   Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, adjusted for any partial surrender, and (2) the value of the contract as of the death valuation date or the date on which a written election of payment is made (whichever is later).

   If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

6.  RELATED PARTIES

   The Chairman of the Board of Managers and one other Manager of the Fund are also officers of the Insurance Company and of New England Life Insurance Company, a subsidiary of the Insurance Company.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

7.  INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         --------------------
                                                            2001       2000
                                                         ---------  ---------
   Units purchased......................................    28,292      7,029
   Units redeemed.......................................  (224,607)  (298,394)
                                                         ---------  ---------
    Net decrease........................................  (196,315)  (291,365)
 Units at beginning of year............................. 1,513,677  1,805,042
                                                         ---------  ---------
 Units at end of year................................... 1,317,362  1,513,677
                                                         =========  =========

8.  SUBSEQUENT EVENT
   On February 14, 2002, the Board of Managers approved the termination of the Fund's investment advisory agreement with CGM, effective May 1, 2002. The Fund will become a feeder fund that invests all of its assets in the MetLife Stock Index Portfolio (the "Portfolio"), a series of the Metropolitan Series Fund, Inc., an open-end diversified investment company registered under the Investment Company Act of 1940. The Fund will no longer engage an investment adviser. The investment of assets of the Fund in the Portfolio will be supervised by the Fund's Board of Managers. MetLife Advisers LLC serves as investment adviser and Metropolitan Life Insurance Company serves as sub-adviser to the Portfolio. In addition to certain operating expenses of the Fund, the Fund will bear a pro rata portion of the investment advisory fee of MetLife Advisers, LLC (currently .25% of the average daily net assets of the Portfolio) and a pro rata share of the operating expenses of the Portfolio through its investment in the Portfolio. The Insurance Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Insurance Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio indirectly borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including the auditing of Fund assets) exceed .3066% of the Fund's average daily net assets.

9.  MANAGERS AND OFFICERS (UNAUDITED)

   Information about the Fund's Board of Managers appears below. Each Manager is responsible for overseeing the Fund and the New England Zenith Fund. There is no limit to the term a Manager may serve. The Fund's Statement of Additional Information has further information about the Manager and is available without charge by calling (800) 435-4117.

INTERESTED MANAGERS

   Each Manager below is an "interested person" (as defined by the Investment Company Act of 1940) in that each is an employee of MetLife, which is the issuer of the Fund.

                          CURRENT
                        POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,
 NAME AND ADDRESS   AGE  WITH FUND  HELD SINCE         INCLUDING OTHER DIRECTORSHIPS*
 ----------------   --- ----------- ----------- --------------------------------------------
Mary Ann Brown      49      Manager    1999     Head of Individual Business Product
Metropolitan Life                               Management, MetLife; President, New England
Insurance Company                               Products and Services, New England Financial
501 Boylston Street                             ("NEF"); Director, Chairman, Chief Executive
Boston, MA 02116                                Officer and President, New England Pension
                                                and Annuity Company; Senior Vice President,
                                                New England Life Holdings, Inc.; formerly,
                                                President and Chief Executive Officer,
                                                Atlantic International Reinsurance Company.
Anne M. Goggin      53    Manager      1995     Chief Counsel, Individual Business, MetLife;
Metropolitan Life                               Director, Chairman of the Board, President
Insurance Company       Chairman of    1999     and Chief Executive Officer, Metropolitan
501 Boylston Street      the Board              Series Fund, Inc. ("Met Series Fund") since
Boston, MA 02116                                2002; Senior Vice President and General
                                                Counsel, NEF; Chair of the Board of
                                                Managers, President and Chief Executive
                                                Officer, MetLife Advisers, LLC; Director,
                                                New England Securities Corporation ("NES");
                                                formerly, President, General Counsel,
                                                Secretary and Clerk, NES, 1993-1999.

NON-INTERESTED MANAGERS

Each Manager below is not an "interested person" (as defined by the Investment Company Act of
1940).


                           CURRENT
                         POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,
NAME AND ADDRESS     AGE  WITH FUND  HELD SINCE  INCLUDING OTHER DIRECTORSHIPS*
----------------     --- ----------- ----------- --------------------------------------------
Nancy Hawthorne      51   Manager       1995     Chairman of the Board, WorldClinic (a
60 Hyslop Road                                   distance medicine company); Director, Perini
Brookline, MA 02146                              Corporation (construction); Director, Avid
                                                 Technologies (computer software company);
                                                 Director, CGU (property and casualty
                                                 insurance company); Director, Beacon Power
                                                 Corporation (energy); formerly, Chief
                                                 Executive Officer and Managing Partner,
                                                 Hawthorne, Krauss and Associates (corporate
                                                 financial advisor); formerly, Chief
                                                 Financial Officer and Executive Vice
                                                 President,
                                                 Continental Cablevision, subsequently
                                                 renamed MediaOne (a cable television
                                                 company).
Dale Rogers Marshall 65   Manager       1995     President, Wheaton College; formerly,
Wheaton College                                  Academic Dean, Wellesley College.
26 East Main Street
Norton, MA 02766
John J. Arena        64   Manager       1996     Formerly, Vice Chairman of the Board of
330 Beacon Street                                Directors of Bay Banks, Inc. and President,
Boston, MA 02116                                 Bay Banks Investment Management.
John W. Flynn        62   Manager       1996     Formerly, Vice Chairman, Chief Financial
791 Main Street                                  Officer, Fleet Financial Group (banking).
Warren, RI 02885
John T. Ludes        65   Manager       1996     Formerly, Vice Chairman, President and Chief
57 Water Street                                  Operating Officer, American Brands (global
Marion, MA 02738                                 conglomerate); formerly, President and CEO,
                                                 Acushnet Company (athletic equipment).
Edward A. Benjamin   64   Manager       1999     Director, Precision Optics Corporation
71 Sierra Rosa Loop                              (optics manufacturer); formerly, Partner,
Santa Fe, NM 87501                               Ropes & Gray (law firm) until 1999.

OFFICERS

Thomas M. Lenz       43  Secretary      2000     Assistant General Counsel, MetLife; General
Metropolitan Life                                Counsel and Secretary, MetLife Advisers,
Insurance Company                                LLC, since December 1998; Vice President and
501 Boylston Street                              Secretary, Met Series Fund, since 2002;
Boston, MA 02116                                 formerly, Vice President, State Street Bank
                                                 and Trust Company.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

       COMMON STOCKS--98.7% OF TOTAL NET ASSETS

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                ------------
          AIRLINES--1.1%
 28,000   Southwest Airlines Co.                      $    517,440
                                                      ------------
          ELECTRONIC & COMMUNICATIONS EQUIPMENT--9.6%
 54,000   Celestica Inc.                                 2,181,060
 96,000   Flextronics Intl LTD                           2,303,040
                                                      ------------
                                                         4,484,100
                                                      ------------

          ELECTRONIC COMPONENTS--3.7%
 55,000   Micron Technology Inc......................    1,705,000
                                                      ------------

          FINANCIAL SERVICES--4.8%
 39,000   Household Int Services.....................    2,259,660
                                                      ------------

          FOOD--RETAILERS/WHOLESALERS--.4%
  3,000   Hershey Food Corp..........................      203,100
                                                      ------------

          HEALTH CARE SERVICES--11.5%
 56,000   HCA-Health Care Co.........................    2,158,240
  4,000   Laboratory Corp America Holdings...........      323,400
  3,500   Quest Diagnostics Inc......................      250,985
 45,000   Tenet Healthcare Corp......................    2,642,400
                                                      ------------
                                                         5,375,025
                                                      ------------

          HOUSING & BUILIDING MATERIAL--27.1%
 51,000   Centex Corp................................    2,911,590
 66,500   D R Horton Inc.............................    2,158,590
 66,000   KB Home....................................    2,646,600
 54,000   Lennar Corp................................    2,528,280
 54,000   Pulte Homes Inc............................    2,412,180
                                                      ------------
                                                        12,657,240
                                                      ------------

          INSURANCE--0.4%
  2,500   American Int'l Group Inc...................      198,500
                                                      ------------

          LEISURE--4.4%
 30,000   International Game Technology..............    2,049,000
                                                      ------------

          RETAIL--22.1%
 13,000   Autozone Inc...............................      933,400
 34,000   Best Buy Inc...............................    2,532,320
103,000.. Dollar General Corp........................    1,534,700
 63,500.. Lowes Cos., Inc............................    2,947,035
 89,000.. Penney (J.C.) Co., Inc.....................    2,394,100
                                                      ------------
                                                        10,341,555
                                                      ------------

  The accompanying notes are an integral part of these financial statements.

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                                                                 VALUE
 SHARES                                                         (NOTE 2)
 ------                                                       ------------

         SAVINGS & LOAN/THRIFTS--10.6%
  40,000 Golden West Finl Corp DE............................ $  2,354,000
  79,200 Washington Mutual Inc...............................    2,589,840
                                                              ------------
                                                                 4,943,840
                                                              ------------

         SERVICES--2.7%
  64,000 Cendant Corp........................................    1,255,040
                                                              ------------

         TOTAL COMMON STOCKS
         (Cost $42,904,847)..................................   45,989,500
                                                              ------------

         CORPORATE SHORT-TERM NOTES--1.9% OF TOTAL NET ASSETS
  FACE
 AMOUNT
 ------
$885,000 American Express Credit Corp., 1.77% due 01/02/02...      885,000
                                                              ------------

         TOTAL CORPORATE SHORT-TERM NOTES
         (Cost $885,000).....................................      885,000
                                                              ------------

         TOTAL INVESTMENTS--100.6% OF TOTAL NET ASSETS
         (Cost $43,789,847)..................................   46,874,500
                                                              ------------
         Other Liabilities in excess of other Assets--(0.6%).     (275,500)

         TOTAL NET ASSETS--100%.............................. $ 46,599,000
                                                              ============

  The accompanying notes are an integral part of these financial statements.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 12, 2002

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2001 AND 2000
                             (DOLLARS IN MILLIONS)

                                                                                           2001     2000
                                                                                         -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value.................................... $110,601 $112,445
  Equity securities, at fair value......................................................    3,027    2,193
  Mortgage loans on real estate.........................................................   24,626   21,951
  Real estate and real estate joint ventures............................................    4,925    5,504
  Policy loans..........................................................................    7,894    8,158
  Other limited partnership interests...................................................    1,637    1,652
  Short-term investments................................................................    1,168      930
  Other invested assets.................................................................    3,013    2,898
                                                                                         -------- --------
   Total investments....................................................................  156,891  155,731
Cash and cash equivalents...............................................................    3,932    3,419
Accrued investment income...............................................................    1,981    2,040
Premiums and other receivables..........................................................    7,005    7,962
Deferred policy acquisition costs.......................................................   10,471   10,497
Other assets............................................................................    4,750    3,823
Separate account assets.................................................................   62,714   70,250
                                                                                         -------- --------
   Total assets......................................................................... $247,744 $253,722
                                                                                         ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits................................................................ $ 83,493 $ 81,966
  Policyholder account balances.........................................................   54,764   54,095
  Other policyholder funds..............................................................    5,880    5,029
  Policyholder dividends payable........................................................    1,042    1,082
  Policyholder dividend obligation......................................................      708      385
  Short-term debt.......................................................................      345    1,085
  Long-term debt........................................................................    2,380    3,406
  Current income taxes payable..........................................................      162      127
  Deferred income taxes payable.........................................................    1,893      742
  Payables under securities loaned transactions.........................................   12,662   12,301
  Other liabilities.....................................................................    6,981    7,120
  Separate account liabilities..........................................................   62,714   70,250
                                                                                         -------- --------
   Total liabilities....................................................................  233,024  237,588
                                                                                         -------- --------
Commitments and contingencies (Note 11)
Company-obligated mandatorily redeemable securities of subsidiary trusts................      276      118
                                                                                         -------- --------
Stockholder's Equity:
  Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664
   shares issued and outstanding at December 31, 2001 and 2000..........................        5        5
  Additional paid-in capital............................................................   12,825   14,549
  Retained earnings.....................................................................       --      407
  Accumulated other comprehensive income................................................    1,614    1,055
                                                                                         -------- --------
   Total stockholder's equity...........................................................   14,444   16,016
                                                                                         -------- --------
   Total liabilities and stockholder's equity........................................... $247,744 $253,722
                                                                                         ======== ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN MILLIONS)

                                                                                           2001     2000     1999
                                                                                          ------- -------  -------
REVENUES
Premiums................................................................................. $17,023 $16,263  $12,088
Universal life and investment-type product policy fees...................................   1,874   1,820    1,433
Net investment income....................................................................  11,791  11,773    9,816
Other revenues...........................................................................   1,532   2,259    1,861
Net investment gains (losses) (net of amounts allocable to other accounts of $(33), $(54)
  and $(67), respectively)...............................................................     927    (418)     (70)
                                                                                          ------- -------  -------
   Total revenues........................................................................  33,147  31,697   25,128
                                                                                          ------- -------  -------
EXPENSES
Policyholder benefits and claims (excludes amounts directly related to net investment
  gains and losses of $(54), $41 and $(21), respectively)................................  18,265  16,935   13,100
Interest credited to policyholder account balances.......................................   3,035   2,935    2,441
Policyholder dividends...................................................................   2,060   1,913    1,690
Payments to former Canadian policyholders................................................      --     327       --
Demutualization costs....................................................................      --     230      260
Other expenses (excludes amounts directly related to net investment gains and losses of
  $21, $(95) and $(46), respectively)....................................................   7,464   7,931    6,462
                                                                                          ------- -------  -------
   Total expenses........................................................................  30,824  30,271   23,953
                                                                                          ------- -------  -------
Income before provision for income taxes.................................................   2,323   1,426    1,175
Provision for income taxes...............................................................     836     477      558
                                                                                          ------- -------  -------
Net income............................................................................... $ 1,487 $   949  $   617
                                                                                          ======= =======  =======
Net income after April 7, 2000 (date of demutualization) (Note 1)........................         $ 1,169
                                                                                                  =======


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN MILLIONS)

                                                                                ACCUMULATED OTHER COMPREHENSIVE
                                                                                         INCOME (LOSS)
                                                                               --------------------------------
                                                                                  NET
                                                                               UNREALIZED   FOREIGN    MINIMUM
                                                          ADDITIONAL           INVESTMENT  CURRENCY    PENSION
                                                   COMMON  PAID-IN   RETAINED    GAINS    TRANSLATION LIABILITY
                                                   STOCK   CAPITAL   EARNINGS   (LOSSES)  ADJUSTMENT  ADJUSTMENT  TOTAL
                                                   ------ ---------- --------  ---------- ----------- ---------- -------
Balance at January 1, 1999........................  $--    $    --   $ 13,483   $ 1,540      $(144)      $(12)   $14,867
Comprehensive loss:...............................
  Net income......................................                        617                                        617
  Other comprehensive loss:
   Unrealized investment losses, net of related
    offsets, reclassification adjustments and
    income taxes..................................                               (1,837)                          (1,837)
   Foreign currency translation adjustments.......                                              50                    50
   Minimum pension liability adjustment...........                                                         (7)        (7)
                                                                                                                 -------
   Other comprehensive loss.......................                                                                (1,794)
                                                                                                                 -------
  Comprehensive loss..............................                                                                (1,177)
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 1999......................   --         --     14,100      (297)       (94)       (19)    13,690
Policy credits and cash payments to eligible
 policyholders....................................                     (2,958)                                    (2,958)
Common stock issued in demutualization............    5     10,917    (10,922)                                        --
Capital contribution from Parent..................           3,632                                                 3,632
Dividends on common stock.........................                       (762)                                      (762)
Comprehensive income:
  Net loss before date of demutualization.........                       (220)                                      (220)
  Net income after date of demutualization........                      1,169                                      1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes..................................                                1,480                            1,480
   Foreign currency translation adjustments.......                                              (6)                   (6)
   Minimum pension liability adjustment...........                                                         (9)        (9)
                                                                                                                 -------
   Other comprehensive income.....................                                                                 1,465
                                                                                                                 -------
  Comprehensive income............................                                                                 2,414
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 2000......................    5     14,549        407     1,183       (100)       (28)    16,016
Sale of subsidiary to Holding Company.............              96                 (109)        19                     6
Issuance of warrants - by subsidiary..............              40                                                    40
Dividends on common stock.........................          (1,860)    (1,894)                                    (3,754)
Comprehensive income:
  Net income......................................                      1,487                                      1,487
  Other comprehensive income:
   Cumulative effect of change in accounting for
    derivatives, net of income taxes and
    reclassification adjustment...................                                   22                               22
   Unrealized gains on derivative instruments,
    net of income taxes...........................                                   24                               24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes..................................                                  679                              679
   Foreign currency translation adjustments.......                                             (58)                  (58)
   Minimum pension liability adjustment...........                                                        (18)       (18)
                                                                                                                 -------
   Other comprehensive income.....................                                                                   649
                                                                                                                 -------
  Comprehensive income............................                                                                 2,136
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 2001......................  $ 5    $12,825   $     --   $ 1,799      $(139)      $(46)   $14,444
                                                    ===    =======   ========   =======      =====       ====    =======

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2001,
                                 2000 AND 1999
                             (DOLLARS IN MILLIONS)

                                                                                     2001      2000      1999
                                                                                   --------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................................ $  1,487  $    949  $    617
 Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses.........................................      (40)      (88)      173
   Losses from sales of investments and businesses, net...........................     (894)      472       137
   Interest credited to other policyholder account balances.......................    3,035     2,935     2,441
   Universal life and investment-type product policy fees.........................   (1,874)   (1,820)   (1,433)
   Change in premiums and other receivables.......................................      (14)     (164)     (619)
   Change in deferred policy acquisition costs, net...............................     (553)     (519)     (389)
   Change in insurance-related liabilities........................................    3,429     2,590     2,243
   Change in income taxes payable.................................................      871       246        22
   Change in other liabilities....................................................      (57)   (2,193)      874
   Other, net.....................................................................   (1,147)   (1,166)     (183)
                                                                                   --------  --------  --------
Net cash provided by operating activities.........................................    4,243     1,242     3,883
                                                                                   --------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
 Sales, maturities and repayments of:
   Fixed maturities...............................................................   51,101    57,326    73,120
   Equity securities..............................................................    2,107       899       760
   Mortgage loans on real estate..................................................    1,910     2,163     1,992
   Real estate and real estate joint ventures.....................................    1,090       655     1,062
   Other limited partnership interests............................................      463       422       469
 Purchases of:
   Fixed maturities...............................................................  (51,678)  (63,779)  (72,253)
   Equity securities..............................................................   (3,050)     (863)     (410)
   Mortgage loans on real estate..................................................   (3,412)   (2,836)   (4,395)
   Real estate and real estate joint ventures.....................................     (592)     (407)     (341)
   Other limited partnership interests............................................     (497)     (660)     (465)
 Net change in short-term investments.............................................     (303)    2,382    (1,577)
 Purchase of businesses, net of cash received.....................................       --      (416)   (2,972)
 Proceeds from sales of businesses................................................      921       877        --
 Net change in payable under securities loaned transactions.......................      361     5,840     2,692
 Other, net.......................................................................     (547)     (925)      (71)
                                                                                   --------  --------  --------
Net cash (used in) provided by investing activities............................... $ (2,126) $    678  $ (2,389)
                                                                                   --------  --------  --------

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN MILLIONS)

                                                                                     2001      2000      1999
                                                                                   --------  --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
 Policyholder account balances:
   Deposits....................................................................... $ 29,012  $ 28,620  $ 18,428
   Withdrawals....................................................................  (25,299)  (28,235)  (20,650)
 Net change in short-term debt....................................................     (740)   (3,095)      608
 Long-term debt issued............................................................      353     1,224        42
 Long-term debt repaid............................................................   (1,379)     (124)     (434)
 Capital contribution from Parent.................................................        6     3,632
 Net proceeds from issuance of company-obligated mandatorily redeemable securities
   of subsidiary trust............................................................      197        --        --
 Cash payments to eligible policyholders..........................................       --    (2,550)       --
 Dividends on common stock........................................................   (3,754)     (762)       --
                                                                                   --------  --------  --------
Net cash used in financing activities.............................................   (1,604)   (1,290)   (2,006)
                                                                                   --------  --------  --------
Change in cash and cash equivalents...............................................      513       630      (512)
Cash and cash equivalents, beginning of year......................................    3,419     2,789     3,301
                                                                                   --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................ $  3,932  $  3,419  $  2,789
                                                                                   ========  ========  ========
Supplemental disclosures of cash flow information:
 Cash paid during the year for:
   Interest....................................................................... $    336  $    448  $    388
                                                                                   ========  ========  ========
   Income taxes................................................................... $    453  $    256  $    587
                                                                                   ========  ========  ========
 Non-cash transactions during the year:
   Policy credits to eligible policyholders....................................... $     --  $    408  $     --
                                                                                   ========  ========  ========
   Business acquisitions--assets.................................................. $     --  $ 22,936  $  5,328
                                                                                   ========  ========  ========
   Business acquisitions--liabilities............................................. $     --  $ 22,437  $  1,860
                                                                                   ========  ========  ========
   Business dispositions--assets.................................................. $  6,162  $  1,184  $     --
                                                                                   ========  ========  ========
   Business dispositions--liabilities............................................. $  5,263  $  1,014  $     --
                                                                                   ========  ========  ========
   Real estate acquired in satisfaction of debt................................... $     11  $     22  $     37
                                                                                   ========  ========  ========
   Mortgage note on sale of real estate........................................... $  1,530  $     --  $     --
                                                                                   ========  ========  ========


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BUSINESS

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. Intercompany accounts and transactions have been eliminated. Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001 is included in the accompanying consolidated financial statements until the date of sale. See note 12 "Acquisitions and Dispositions".

   The Company uses the equity method to account for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

   Minority interest related to consolidated entities included in other liabilities was $442 million and $409 million at December 31, 2001 and 2000, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

  SUMMARY OF CRITICAL ACCOUNTING POLICIES

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

  Investments

   The Company's principal investments are in fixed maturities, mortgage loans, and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income, impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Derivatives

   The Company enters into freestanding derivative transactions to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives that are not designated as hedges, and (ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant interpretations of the primary accounting standards which continue to evolve, as well as the significant judgements and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances; however, the use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality, morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimates of gross margins and profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred.

  Future Policy Benefits

   The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

   The Company establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the property covered and the insured, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

  Reinsurance

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish policy benefits. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty around numerous variables used to determine amounts recorded. It is possible that an adverse outcome in certain cases could have an adverse effect upon the Company's operating results or cash flows in particular quarterly or annual periods. See Note 11 "Commitments and Contingencies".

  GENERAL ACCOUNTING POLICIES

  Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due.

   Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Interest accrues to these funds withheld at rates defined by the treaty terms.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Structured Investment Transactions

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments. The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

  Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: the hedging of liabilities, invested assets, portfolios of assets or liabilities and anticipated transactions. Additionally, Metropolitan Life enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the Department. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit and foreign currency swaps, foreign exchange contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are reported in net investment gains or losses.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other anticipated transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2001, 15 such RSATs, with notional amounts totaling $205 million, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered call options and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

  Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from ten to 40 years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,349 million and $1,287 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $94 million, $89 million and $106 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $165 million and $86 million at December 31, 2001 and 2000, respectively. Related amortization expenses was $106 million, $45 million and $5 million for the years ended December 31, 2001, 2000 and 1999, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Deferred policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired, included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

   Information regarding deferred policy acquisition costs is as follows:

                                                 YEARS ENDED DECEMBER 31,
                                                -------------------------
                                                  2001     2000     1999
                                                -------  -------  -------
                                                  (DOLLARS IN MILLIONS)
     Balance at January 1...................... $10,497  $ 9,070  $ 7,028
     Capitalization of policy acquisition costs   2,018    1,805    1,160
     Value of business acquired................      --    1,681      156
                                                -------  -------  -------
            Total..............................  12,515   12,556    8,344
                                                -------  -------  -------
     Amortization allocated to:
        Net investment losses..................      21      (95)     (46)
        Unrealized investment losses...........     128      596   (1,628)
        Other expenses.........................   1,434    1,472      930
                                                -------  -------  -------
            Total amortization.................   1,583    1,973     (744)
                                                -------  -------  -------
     Dispositions and other....................    (461)     (86)     (18)
                                                -------  -------  -------
     Balance at December 31.................... $10,471  $10,497  $ 9,070
                                                =======  =======  =======

   Amortization of deferred policy acquisition costs is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill has been amortized on a straight-line basis over a period ranging from ten to 30 years through December 31, 2001. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments through 2001 were recognized in operating results when permanent diminution in value was deemed to have occurred.

                                                   YEARS ENDED DECEMBER 31,
                                                   -----------------------
                                                    2001     2000    1999
                                                    -----    -----   ----
                                                   (DOLLARS IN MILLIONS)
Net Balance at January 1.......................... $ 703    $ 611    $404
Acquisitions......................................    20      286     237
Amortization......................................   (47)     (69)    (30)
Dispositions......................................  (101)    (125)     --
                                                    -----    -----   ----
Net Balance at December 31........................ $ 575    $ 703    $611
                                                    =====    =====   ====

                                                DECEMBER 31,
                                                ------------------
                                                2001         2000
                                                ----         ----
                                                (DOLLARS IN MILLIONS)
                       Accumulated Amortization $108         $81
                                                  ====       ===

   See "--Application of Accounting Pronouncements" below regarding changes in amortization and impairment testing effective January 1, 2002.

  Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 11%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 11%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  Policyholder Dividends

   Policyholder dividends are approved annually by the boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Participating Business

   Participating business represented approximately 18% and 22% of the Company's life insurance in-force, and 82% and 81% of the number of life insurance policies in-force, at December 31, 2001 and 2000, respectively. Participating policies represented approximately 44% and 46%, 47% and 50%, and 50% and 54% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

  Income Taxes

   Metropolitan Life, the Holding Company and includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

  Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123") in Note 17.

  Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

  DEMUTUALIZATION

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  APPLICATION OF ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed income securities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The Financial Accounting Standards Board ("FASB") continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $48 million, $101 million and $65 million for the years ended December 31, 2001, 2000 and 1999, respectively. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing an estimate of the impact of the adoption of SFAS 142, if any, on its consolidated financial statements. The Company has tentatively determined that there will be no significant reclassifications between goodwill and other intangible asset balances, and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

   In July 2001, the Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  SEPTEMBER 11, 2001 TRAGEDIES

   On September 11, 2001 a terrorist attack occurred in New York, Washington D.C. and Pennsylvania (collectively, the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposures to this event with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, although it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   As of December 31, 2001, the Company's estimate of the total insurance losses related to the tragedies is $208 million, net of income tax of $117 million. This estimate is subject to revision in subsequent periods as claims are received from insureds and claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. In particular, the declines in share prices experienced after the reopening of the United States equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn could have an adverse effect on fees earned in the Company's businesses. In addition, the Institutional segment may receive disability claims from individuals suffering from mental and nervous disorders resulting from the tragedies. This may lead to a revision in the Company's estimated insurance losses related to the tragedies. The majority of the Company's disability policies include the provision that such claims be submitted within two years of the traumatic event.

   The Company's general account investment portfolios include investments, primarily comprised of fixed income securities, in industries that were affected by the tragedies, including airline, other travel and lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The market value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.0 billion at December 31, 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  INVESTMENTS

  FIXED MATURITIES AND EQUITY SECURITIES

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              GROSS
                                                                 COST OR   UNREALIZED
                                                                AMORTIZED ------------- ESTIMATED
                                                                  COST     GAIN   LOSS  FAIR VALUE
                                                                --------- ------ ------ ----------
                                                                      (DOLLARS IN MILLIONS)
Fixed Maturities:
 Bonds:........................................................
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $  7,875  $1,004 $   42  $  8,837
   States and political subdivisions...........................    1,486      48     10     1,524
   Foreign governments.........................................    4,206     401     41     4,566
   Corporate...................................................   45,547   1,647    996    46,198
   Mortgage- and asset-backed securities.......................   32,628     870    261    33,237
   Other.......................................................   15,104     925    553    15,476
                                                                --------  ------ ------  --------
     Total bonds...............................................  106,846   4,895  1,903   109,838
   Redeemable preferred stocks.................................      784      12     33       763
                                                                --------  ------ ------  --------
     Total fixed maturities.................................... $107,630  $4,907 $1,936  $110,601
                                                                ========  ====== ======  ========
Equity Securities:.............................................
 Common stocks................................................. $  1,938  $  655 $   75  $  2,518
 Nonredeemable preferred stocks................................      483      28      2       509
                                                                --------  ------ ------  --------
     Total equity securities................................... $  2,421  $  683 $   77  $  3,027
                                                                ========  ====== ======  ========

   Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              GROSS
                                                                 COST OR   UNREALIZED
                                                                AMORTIZED ------------- ESTIMATED
                                                                  COST     GAIN   LOSS  FAIR VALUE
                                                                --------- ------ ------ ----------
                                                                      (DOLLARS IN MILLIONS)
Fixed Maturities:..............................................
 Bonds:........................................................
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $  8,443  $1,188 $   16  $  9,615
   States and political subdivisions...........................    1,563      79      3     1,639
   Foreign governments.........................................    5,153     341    153     5,341
   Corporate...................................................   47,338   1,124  1,451    47,011
   Mortgage- and asset-backed securities.......................   32,996     697    165    33,528
   Other.......................................................   14,935     436    381    14,990
                                                                --------  ------ ------  --------
     Total bonds...............................................  110,428   3,865  2,169   112,124
   Redeemable preferred stocks.................................      321      --     --       321
                                                                --------  ------ ------  --------
     Total fixed maturities.................................... $110,749  $3,865 $2,169  $112,445
                                                                ========  ====== ======  ========
Equity Securities:.............................................
 Common stocks................................................. $    872  $  785 $   55  $  1,602
 Nonredeemable preferred stocks................................      577      19      5       591
                                                                --------  ------ ------  --------
     Total equity securities................................... $  1,449  $  804 $   60  $  2,193
                                                                ========  ====== ======  ========

   The Company held foreign currency derivatives with notional amounts of $1,925 million and $1,449 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $9,618 million and $9,864 million at December 31, 2001 and 2000, respectively. Non-income producing fixed maturities were insignificant.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date, are shown below:

                                                   COST OR   ESTIMATED
                                                  AMORTIZED    FAIR
                                                    COST       VALUE
                                                  ---------  ---------
                                                  (DOLLARS IN MILLIONS)
           Due in one year or less............... $  3,929   $  3,976
           Due after one year through five years.   19,500     20,147
           Due after five years through ten years   21,661     21,944
           Due after ten years...................   29,128     30,534
                                                  --------   --------
              Total..............................   74,218     76,601
           Mortgage- and asset-backed securities.   32,628     33,237
                                                  --------   --------
              Total bonds........................ $106,846   $109,838
                                                  ========   ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of securities classified as available-for-sale were as follows:

                                        YEARS ENDED DECEMBER 31,
                                        -----------------------
                                         2001     2000    1999
                                        -------  ------- -------
                                         (DOLLARS IN MILLIONS)
                Proceeds............... $27,576  $46,205 $59,852
                Gross investment gains. $   634  $   599 $   605
                Gross investment losses $   934  $ 1,520 $   911

   Gross investment losses above exclude writedowns recorded during 2001, 2000 and 1999 for other than temporarily impaired available-for-sale securities of $278 million, $324 million and $133 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  SECURITIES LENDING PROGRAM

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,471 million and $11,746 million and an estimated fair value of $14,404 million and $12,289 million were on loan under the program at December 31, 2001 and 2000, respectively. The Company was liable for cash collateral under its control of $12,662 million and $12,301 million at December 31, 2001 and 2000, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  STRUCTURED INVESTMENT TRANSACTIONS

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1.5 billion in financial assets as of December 31, 2001. Two of these transactions included the transfer of assets totaling approximately $289 million from which

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES investment gains, recognized by the Company, were insignificant. The Company's beneficial interests in these SPEs and the related investment income were insignificant as of and for the year ended December 31, 2001.

   The Company invests in structured notes and similar type instruments which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $1.6 billion and $1.3 billion at December 31, 2001 and 2000, respectively. The related income recognized was $44 million and $62 million for the years ended December 31, 2001 and 2000, respectively.

  ASSETS ON DEPOSIT AND HELD IN TRUST

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $835 million and $932 million at December 31, 2001 and 2000, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,218 million and $1,234 million at December 31, 2001 and 2000, respectively.

  MORTGAGE LOANS ON REAL ESTATE

   Mortgage loans on real estate were categorized as follows:

                                               DECEMBER 31,
                                      ------------------------------
                                           2001            2000
                                      --------------  --------------
                                      AMOUNT  PERCENT AMOUNT  PERCENT
                                      ------- ------- ------- -------
                                           (DOLLARS IN MILLIONS)
          Commercial mortgage loans.. $19,502    79%  $16,944    77%
          Agricultural mortgage loans   5,267    21%    4,980    22%
          Residential mortgage loans.       1     0%      110     1%
                                      -------   ---   -------   ---
             Total...................  24,770   100%   22,034   100%
                                                ===             ===
          Less: Valuation allowances.     144              83
                                      -------         -------
             Mortgage loans.......... $24,626         $21,951
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2001, approximately 16%, 14% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   In 2001, the Company entered into a commercial loan for $1,530 million with MIAC, a related party, in connection with MIAC's purchase of real estate from the Company.

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $644 million and $540 million at December 31, 2001 and 2000, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                    ---------------------
                                                    2001    2000    1999
                                                    ----    ----   -----
                                                    (DOLLARS IN MILLIONS))
         Balance at January 1...................... $ 83    $ 90   $ 173
         Additions.................................  106      38      40
         Deductions for writedowns and dispositions  (45)    (74)   (123)
         Acquisitions of affiliates................   --      29      --
                                                     ----   ----   -----
         Balance at December 31.................... $144    $ 83   $  90
                                                     ====   ====   =====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                             DECEMBER 31,
                                                             ---------------------
                                                              2001       2000
                                                               ------    ----
                                                             (DOLLARS IN MILLIONS)
        Impaired mortgage loans with valuation allowances... $  816      $592
        Impaired mortgage loans without valuation allowances    315       330
                                                               ------      ----
           Total............................................  1,131       922
        Less: Valuation allowances..........................    140        77
                                                               ------      ----
           Impaired mortgage loans.......................... $  991      $845
                                                               ======      ====

   The average investment in impaired mortgage loans on real estate was $938 million, $912 million and $1,134 million for the years ended December 31, 2001, 2000 and 1999, respectively. Interest income on impaired mortgage loans was $92 million, $76 million and $101 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The investment in restructured mortgage loans on real estate was $684 million and $784 million at December 31, 2001 and 2000, respectively. Interest income of $52 million, $62 million and $80 million was recognized on restructured loans for the years ended December 31, 2001, 2000 and 1999, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $60 million, $74 million and $92 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $43 million and $40 million at December 31, 2001 and 2000, respectively.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate and real estate joint ventures consisted of the following:

                                                                 DECEMBER 31,
                                                                ---------------------
                                                                 2001        2000
                                                                  ------     ------
                                                                (DOLLARS IN MILLIONS))
 Real estate and real estate joint ventures held-for-investment $5,088      $5,495
 Impairments...................................................   (244)       (272)
                                                                  ------     ------
    Total......................................................  4,844       5,223
                                                                  ------     ------
 Real estate and real estate joint ventures held-for-sale......    204         417
 Impairments...................................................    (88)        (97)
 Valuation allowance...........................................    (35)        (39)
                                                                  ------     ------
    Total......................................................     81         281
                                                                  ------     ------
        Real estate and real estate joint ventures............. $4,925      $5,504
                                                                  ======     ======

   Accumulated depreciation on real estate was $1,882 million and $2,337 million at December 31, 2001 and 2000, respectively. Related depreciation expense was $217 million, $224 million and $247 million for the years ended December 31, 2001, 2000 and 1999, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Real estate and real estate joint ventures were categorized as follows:

                                                                DECEMBER 31,
                                                        ----------------------------
                                                             2001           2000
                                                        -------------  -------------
                                                        AMOUNT PERCENT AMOUNT PERCENT
                                                        ------ ------- ------ -------
                                                            (DOLLARS IN MILLIONS)
Office................................................. $3,079    63%  $3,635    66%
Retail.................................................    779    16%     586    10%
Apartments.............................................    495    10%     558    10%
Land...................................................    184     4%     202     4%
Agriculture............................................     14     0%      84     2%
Other..................................................    374     7%     439     8%
                                                        ------   ---   ------   ---
   Total............................................... $4,925   100%  $5,504   100%
                                                        ======   ===   ======   ===

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2001, approximately 27%, 15% and 13% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                                 YEARS ENDED
                                                                DECEMBER 31,
                                                              --------------------
                                                              2001    2000   1999
                                                              ----    ----   ----
                                                              (DOLLARS IN MILLIONS)
 Balance at January 1........................................ $ 39    $ 34   $ 33
 Additions charged to operations.............................   16      17     36
 Deductions for writedowns and dispositions..................  (20)    (12)   (35)
                                                               ----   ----   ----
 Balance at December 31...................................... $ 35    $ 39   $ 34
                                                               ====   ====   ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $57 million, $45 million and $61 million for the years ended December 31, 2001, 2000 and 1999, respectively. Investment (expense) income related to impaired real estate and real estate joint ventures held-for-sale was $(4) million, $18 million and $14 million for the years ended December 31, 2001, 2000 and 1999, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $9 million and $15 million at December 31, 2001 and 2000, respectively.

   The Company owned real estate acquired in satisfaction of debt of $49 million and $66 million at December 31, 2001 and 2000, respectively.

  LEVERAGED LEASES

   Leveraged leases, included in other invested assets, consisted of the following:

                                                                DECEMBER 31,
                                                               --------------------
                                                                2001       2000
                                                                ------     ------
                                                               (DOLLARS IN MILLIONS)
  Investment.................................................. $1,070     $1,002
  Estimated residual values...................................    505        546
                                                                ------     ------
     Total....................................................  1,575      1,548
  Unearned income.............................................   (404)      (384)
                                                                ------     ------
     Leveraged leases......................................... $1,171     $1,164
                                                                ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases is $1,077 million and $1,040 million at December 31, 2001 and 2000, respectively.

  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     -----------------------
                                                      2001     2000    1999
                                                     -------  ------- -------
                                                      (DOLLARS IN MILLIONS)
    Fixed maturities................................ $ 8,462  $ 8,529 $ 7,171
    Equity securities...............................      48       41      40
    Mortgage loans on real estate...................   1,838    1,693   1,484
    Real estate and real estate joint ventures......   1,332    1,407   1,426
    Policy loans....................................     527      515     340
    Other limited partnership interests.............      48      142     199
    Cash, cash equivalents and short-term investment     264      271     173
    Other...........................................     268      192      91
                                                     -------  ------- -------
       Total........................................  12,787   12,790  10,924
    Less: Investment expenses.......................     996    1,017   1,108
                                                     -------  ------- -------
       Net investment income........................ $11,791  $11,773 $ 9,816
                                                     =======  ======= =======

  NET INVESTMENT GAINS (LOSSES)

   Net investment gains (losses), including changes in valuation allowances, were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                  ----------------------
                                                   2001      2000    1999
                                                  ------   -------  -----
                                                   (DOLLARS IN MILLIONS)
       Fixed maturities.......................... $ (644)  $(1,437) $(538)
       Equity securities.........................     66       192     99
       Mortgage loans on real estate.............    (91)      (18)    28
       Real estate and real estate joint ventures  1,626       101    265
       Other limited partnership interests.......   (161)       (7)    33
       Sales of businesses.......................     25       632     --
       Other.....................................     73        65    (24)
                                                  ------   -------  -----
          Total..................................    894      (472)  (137)
       Amounts allocable to:
          Deferred policy acquisition costs......    (21)       95     46
          Participating contracts................   (105)     (126)    21
          Policyholder dividend obligation.......    159        85     --
                                                  ------   -------  -----
              Net realized investment losses..... $  927   $  (418) $ (70)
                                                  ======   =======  =====

   Investment gains and losses have been reduced by (i) deferred policy acquisition amortization to the extent that such amortization results from investment gains and losses, (ii) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholder's accounts, and (iii) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        -------------------------
                                                          2001     2000     1999
                                                        -------  -------  -------
                                                          (DOLLARS IN MILLIONS)
Fixed maturities....................................... $ 2,971  $ 1,696  $(1,828)
Equity securities......................................     606      744      875
Derivatives............................................      71       --       --
Other invested assets..................................      58       58      153
                                                        -------  -------  -------
   Total...............................................   3,706    2,498     (800)
                                                        -------  -------  -------
Amounts allocable to:
   Future policy benefit loss recognition..............     (30)    (284)    (249)
   Deferred policy acquisition costs...................      (6)     113      709
   Participating contracts.............................    (127)    (133)    (118)
   Policyholder dividend obligation....................    (707)    (385)      --
Deferred income taxes..................................  (1,037)    (626)     161
                                                        -------  -------  -------
   Total...............................................  (1,907)  (1,315)     503
                                                        -------  -------  -------
       Net unrealized investment gains (losses)........ $ 1,799  $ 1,183  $  (297)
                                                        =======  =======  =======

The changes in net unrealized investment gains
(losses) were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        -------------------------
                                                          2001     2000     1999
                                                        -------  -------  -------
                                                          (DOLLARS IN MILLIONS)
Balance at January 1................................... $ 1,183  $  (297) $ 1,540
Unrealized investment gains (losses) during the year...   1,390    3,298   (6,583)
Unrealized investment gains (losses) relating to:
   Future policy benefit gain (loss) recognition.......     254      (35)   1,999
   Deferred policy acquisition costs...................    (128)    (596)   1,628
   Participating contracts.............................       6      (15)      94
   Policyholder dividend obligation....................    (322)    (385)      --
Deferred income taxes..................................    (475)    (787)   1,025
Unrealized investment gains of subsidiary at date of
  sale, net of deferred income taxes...................    (109)      --       --
                                                        -------  -------  -------
Balance at December 31................................. $ 1,799  $ 1,183  $  (297)
                                                        =======  =======  =======
Net change in unrealized investment gains (losses)..... $   616  $ 1,480  $(1,837)
                                                        =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  DERIVATIVE INSTRUMENTS

   The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2001 and 2000:

                                              2001                                 2000
                              ------------------------------------ ------------------------------------
                                                CURRENT MARKET OR                    CURRENT MARKET OR
                                                    FAIR VALUE                           FAIR VALUE
                              CARRYING NOTIONAL ------------------ CARRYING NOTIONAL ------------------
                               VALUE    AMOUNT  ASSETS LIABILITIES  VALUE    AMOUNT  ASSETS LIABILITIES
                              -------- -------- ------ ----------- -------- -------- ------ -----------
                                                        (DOLLARS IN MILLIONS)
Financial futures............   $ --   $    --   $ --      $--       $23    $   254   $ 23      $--
Interest rate swaps..........     70     1,849     79        9        41      1,450     41        1
Floors.......................     11       325     11       --        --        325      3       --
Caps.........................      5     8,010      5       --        --     10,070     --       --
Foreign currency swaps.......    162     1,925    188       26        (1)     1,449    114       44
Exchange traded options......    (12)    1,857     --       12         1          9      1       --
Forward exchange contracts...      4        33      4       --        --         --     --       --
Written covered call options.     --        40     --       --        --         40     --       --
Credit default swaps.........     --       270     --       --        --         --     --       --
                                ----   -------   ----      ---       ---    -------   ----      ---
Total contractual commitments   $240   $14,309   $287      $47       $64    $13,597   $182      $45
                                ====   =======   ====      ===       ===    =======   ====      ===


   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2001 and 2000:

                                DECEMBER 31, 2000           TERMINATIONS/ DECEMBER 31, 2001
                                 NOTIONAL AMOUNT  ADDITIONS  MATURITIES    NOTIONAL AMOUNT
                                ----------------- --------- ------------- -----------------
                                                   (DOLLARS IN MILLIONS)
BY DERIVATIVE TYPE
Financial futures..............      $   254       $  507      $  761          $    --
Interest rate swaps............        1,450        1,166         767            1,849
Floors.........................          325           --          --              325
Caps...........................       10,070          150       2,210            8,010
Foreign currency swaps.........        1,449          659         183            1,925
Exchange traded options........            9        1,861          13            1,857
Forward exchange contracts.....           --          495         462               33
Written covered call options...           40        1,097       1,097               40
Credit default swaps...........           --          270          --              270
                                     -------       ------      ------          -------
Total contractual commitments..      $13,597       $6,205      $5,493          $14,309
                                     =======       ======      ======          =======
BY STRATEGY
Liability hedging..............      $11,736       $  270      $2,972          $ 9,034
Invested asset hedging.........        1,607        5,046       1,378            5,275
Portfolio hedging..............          254          507         761               --
Anticipated transaction hedging           --          382         382               --
                                     -------       ------      ------          -------
Total contractual commitments..      $13,597       $6,205      $5,493          $14,309
                                     =======       ======      ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2001:

                                                                       REMAINING LIFE
                                                   -------------------------------------------------------
                                                   ONE YEAR   AFTER ONE YEAR   AFTER FIVE YEARS    AFTER
                                                   OR LESS  THROUGH FIVE YEARS THROUGH TEN YEARS TEN YEARS  TOTAL
                                                   -------- ------------------ ----------------- --------- -------
                                                                        (DOLLARS IN MILLIONS)
Interest rate swaps...............................  $   95        $  627            $  955         $172    $ 1,849
Floors............................................      --            --               325           --        325
Caps..............................................   3,720         4,270                20           --      8,010
Foreign currency swaps............................      81           863               707          274      1,925
Exchange traded options...........................   1,857            --                --           --      1,857
Forward exchange contracts........................      33            --                --           --         33
Written covered call options......................      40            --                --           --         40
Credit default swaps..............................      15           255                --           --        270
                                                    ------        ------            ------         ----    -------
Total contractual commitments.....................  $5,841        $6,015            $2,007         $446    $14,309
                                                    ======        ======            ======         ====    =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2001 and 2000:

                                2001                        2000
                     --------------------------- ---------------------------
                                CURRENT MARKET            CURRENT MARKET OR
                                OR FAIR VALUE                 FAIR VALUE
                     NOTIONAL ------------------ NOTIONAL ------------------
                      AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                     -------- ------ ----------- -------- ------ -----------
                                      (DOLLARS IN MILLIONS)
    BY TYPE OF HEDGE
    Fair Value...... $   228   $ 23      $ 1     $   212   $ 14      $ 8
    Cash Flow.......     585     62       21         442     32       27
    Not designated..  13,496    202       25      12,943    136       10
                     -------   ----      ---     -------   ----      ---
       Total........ $14,309   $287      $47     $13,597   $182      $45
                     =======   ====      ===     =======   ====      ===

   For the year ended December 31, 2001, the amount related to fair value and cash flow hedge ineffectiveness was insignificant and there were no discontinued fair value or cash flow hedges.

   For the years ended December 31, 2001, 2000 and 1999, the Company recognized net investment income of $32 million, $13 million and $0.3 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   For the years ended December 31, 2001, the Company recognized other comprehensive income of $39 million relating to the effective portion of cash flow hedges. At December 31, 2001, the accumulated amount in other comprehensive income relating to cash flow hedges was $71 million. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income primarily due to the SFAS No. 133 transition adjustment. During the next year, other comprehensive income of $17 million related to cash flow hedges is expected to be reclassified into net investment income. The reclassifications are recognized over the life of the hedged item.

   For the year ended December 31, 2001, the Company recognized net investment income of $24 million and net investment gains of $100 million from derivatives not designated as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  FAIR VALUE INFORMATION

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      NOTIONAL CARRYING ESTIMATED
DECEMBER 31, 2001                                                      AMOUNT   VALUE   FAIR VALUE
-----------------                                                     -------- -------- ----------
                                                                         (DOLLARS IN MILLIONS)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................             3,027     3,027
   Mortgage loans on real estate.....................................            24,626    25,815
   Policy loans......................................................             7,894     7,894
   Short-term investments............................................             1,168     1,168
   Cash and cash equivalents.........................................             3,932     3,932
   Mortgage loan commitments.........................................   $532         --        (4)
Liabilities:
   Policyholder account balances.....................................            47,494    47,833
   Short-term debt...................................................               345       345
   Long-term debt....................................................             2,380     2,442
   Payable under securities loaned transactions......................            12,662    12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................               276       276

                                                                      NOTIONAL CARRYING ESTIMATED
DECEMBER 31, 2000                                                      AMOUNT   VALUE   FAIR VALUE
-----------------                                                     -------- -------- ----------
                                                                         (DOLLARS IN MILLIONS)
Assets:
   Fixed maturities..................................................          $112,445  $112,445
   Equity securities.................................................             2,193     2,193
   Mortgage loans on real estate.....................................            21,951    22,847
   Policy loans......................................................             8,158     8,158
   Short-term investments............................................               930       930
   Cash and cash equivalents.........................................             3,419     3,419
   Mortgage loan commitments.........................................   $534         --        17
Liabilities:
   Policyholder account balances.....................................            43,196    42,958
   Short-term debt...................................................             1,085     1,085
   Long-term debt....................................................             3,406     3,306
   Payable under securities loaned transactions......................            12,301    12,301
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................               118       118

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES AND EQUITY SECURITIES

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

   The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

  SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  DERIVATIVE INSTRUMENTS

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign exchange contracts, caps, exchange-traded options and written covered call options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

6.  EMPLOYEE BENEFIT PLANS

  PENSION BENEFIT AND OTHER BENEFIT PLANS

   The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of Metropolitan Life and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                            DECEMBER 31,
                                                   ------------------------------
                                                       PENSION
                                                      BENEFITS     OTHER BENEFITS
                                                   --------------  --------------
                                                    2001    2000    2001    2000
                                                   ------  ------  ------  ------
                                                        (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year. $4,145  $3,737  $1,542  $1,483
   Service cost...................................    104      98      34      29
   Interest cost..................................    308     291     115     113
   Acquisitions and divestitures..................    (12)    107      --      37
   Actuarial losses...............................    169     176      66      59
   Curtailments and terminations..................    (49)     (3)      9       2
   Change in benefits.............................     29      (2)     --     (86)
   Benefits paid..................................   (268)   (259)    (97)    (95)
                                                   ------  ------  ------  ------
Projected benefit obligation at end of year.......  4,426   4,145   1,669   1,542
                                                   ------  ------  ------  ------
Change in plan assets:
Contract value of plan assets at beginning of year  4,619   4,726   1,318   1,199
   Actual return on plan assets...................   (201)     54     (49)    179
   Acquisitions and divestitures..................    (12)     79      --      --
   Employer and participant contributions.........     23      19       1       3
   Benefits paid..................................   (268)   (259)   (101)    (63)
                                                   ------  ------  ------  ------
Contract value of plan assets at end of year......  4,161   4,619   1,169   1,318
                                                   ------  ------  ------  ------
(Under) over funded...............................   (265)    474    (500)   (224)
Unrecognized net asset at transition..............     --     (31)     --      --
Unrecognized net actuarial losses (gains).........    693       2    (258)   (478)
Unrecognized prior service cost...................    116     109     (49)    (89)
                                                   ------  ------  ------  ------
Prepaid (accrued) benefit cost.................... $  544  $  554  $ (807) $ (791)
                                                   ======  ======  ======  ======
Qualified plan prepaid pension cost............... $  805  $  775
Non-qualified plan accrued pension cost...........   (323)   (263)
Unamortized prior service cost....................     16      14
Accumulated other comprehensive income............     46      28
                                                   ------  ------
Prepaid benefit cost.............................. $  544  $  554
                                                   ======  ======

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                               NON-QUALIFIED
                                                              QUALIFIED PLANS      PLANS           TOTAL
                                                             ----------------  ------------  ----------------
                                                               2001     2000    2001   2000    2001     2000
                                                             -------  -------  -----  -----  -------  -------
                                                                           (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation...................... $(4,006) $(3,775) $(420) $(370) $(4,426) $(4,145)
Aggregate contract value of plan assets (principally Company
  contracts)................................................   4,161    4,619     --     --    4,161    4,619
                                                             -------  -------  -----  -----  -------  -------
Over (under) funded......................................... $   155  $   844  $(420) $(370) $  (265) $   474
                                                             =======  =======  =====  =====  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                               PENSION BENEFITS   OTHER BENEFITS
                                             -------------------- ---------------
                                               2001       2000     2001    2000
                                             --------- ---------- ------- -------
Weighted average assumptions at December 31:
Discount rate............................... 6.9%-7.4% 6.9%-7.75% 6%-7.4% 6%-7.5%
Expected rate of return on plan assets......     8%-9%      8%-9%   6%-9%   6%-9%
Rate of compensation increase...............     4%-6%      4%-6%     N/A     N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                 DECEMBER 31,
                                      -----------------------------------
                                                   2001              2000
                                      ------------------------------ ----
       Pre-Medicare eligible benefits 9.5% down to 5% over 10 years  6.5%
       Medicare eligible benefits.... 11.5% down to 5% over 10 years   6%

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        ONE PERCENT ONE PERCENT
                                                         INCREASE    DECREASE
                                                        ----------- -----------
                                                         (DOLLARS IN MILLIONS)
Effect on total of service and interest cost components    $ 15        $ 12
Effect on accumulated postretirement benefit obligation    $137        $114

   The components of periodic benefit costs were as follows:

                                         PENSION BENEFITS     OTHER BENEFITS
                                       -------------------  -----------------
                                        2001   2000   1999   2001  2000  1999
                                       -----  -----  -----  -----  ----  ----
                                                (DOLLARS IN MILLIONS)
 Service cost......................... $ 104  $  98  $ 100  $  34  $ 29  $ 28
 Interest cost........................   308    291    271    115   113   107
 Expected return on plan assets.......  (402)  (420)  (363)  (108)  (97)  (89)
 Amortization of prior actuarial gains    (2)   (19)    (6)   (27)  (22)  (11)
 Curtailment (credit) cost............    21     (3)   (17)     6     2    10
                                       -----  -----  -----  -----  ----  ----
 Net periodic benefit (credit) cost... $  29  $ (53) $ (15) $  20  $ 25  $ 45
                                       =====  =====  =====  =====  ====  ====

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $64 million, $65 million and $45 million for the years ended December 31, 2001, 2000 and 1999, respectively.

7.  CLOSED BLOCK

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transactions from April 1, 2000 through April 6, 2000 are not considered material).

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                          DECEMBER 31,
                                                                                        ---------------------
                                                                                          2001        2000
                                                                                         -------     -------
                                                                                        (DOLLARS IN MILLIONS))
CLOSED BLOCK LIABILITIES
Future policy benefits................................................................. $40,325     $39,415
Other policyholder funds...............................................................     321         278
Policyholder dividends payable.........................................................     757         740
Policyholder dividend obligation.......................................................     708         385
Payables under securities loaned transactions..........................................   3,350       3,268
Other..................................................................................      90          78
                                                                                         -------     -------
   Total closed block liabilities......................................................  45,551      44,164
                                                                                         -------     -------

ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $25,761 and
     $25,657, respectively)............................................................  26,331      25,634
   Equity securities, at fair value (amortized cost: $240 and $52, respectively).......     282          54
   Mortgage loans on real estate.......................................................   6,358       5,801
   Policy loans........................................................................   3,898       3,826
   Short-term investments..............................................................     170         223
   Other invested assets (amortized cost: $137 and $250, respectively).................     159         248
                                                                                         -------     -------
       Total investments...............................................................  37,198      35,786
Cash and cash equivalents..............................................................   1,119         661
Accrued investment income..............................................................     550         557
Deferred income tax receivable.........................................................   1,060       1,234
Premiums and other receivables.........................................................     244         158
                                                                                         -------     -------
   Total assets designated to the closed block.........................................  40,171      38,396
                                                                                         -------     -------
Excess of closed block liabilities over assets designated to to the closed block.......   5,380       5,768
                                                                                         -------     -------
Amounts included in accumulated other comprehensive income:
   Net unrealized investment gains (losses), net of deferred income tax expense
     (benefit) of $219 and $(9), respectively..........................................     389         (14)
   Unrealized derivative gains, net of deferred income taxes of $9.....................      17          --
   Allocated to policyholder dividend obligation, net of deferred income taxes of $255
     and $143, respectively............................................................    (453)       (242)
                                                                                         -------     -------
                                                                                            (47)       (256)
                                                                                         -------     -------
Maximum future earnings to be recognized from closed block assets and liabilities...... $ 5,333     $ 5,512
                                                                                         =======     =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:

                                                                                               FOR THE PERIOD
                                                                                    FOR THE    APRIL 7, 2000
                                                                                   YEAR ENDED     THROUGH
                                                                                  DECEMBER 31,  DECEMBER 31,
                                                                                      2001          2000
                                                                                  ------------ --------------
                                                                                     (DOLLARS IN MILLIONS)
Balance at beginning of period (1)...............................................    $ 385          $ --
Change in policyholder dividend obligation before allocable net investment losses      159            85
Net investment losses............................................................     (159)          (85)
Change in unrealized investment and derivative gains.............................      323           385
                                                                                     -----          ----
Balance at end of period.........................................................    $ 708          $385
                                                                                     =====          ====

--------
(1) For the period ended at December 31, 2000, the beginning of the period is April 7, 2000. See Note 1 "Summary of Significant Accounting
    Policies--Demutualization."

   Closed block revenues and expenses were as follows:

                                                                                         FOR THE PERIOD
                                                                                         APRIL 7, 2000
                                                                      FOR THE YEAR ENDED    THROUGH
                                                                         DECEMBER 31,     DECEMBER 31,
                                                                             2001             2000
                                                                      ------------------ --------------
                                                                            (DOLLARS IN MILLIONS)
REVENUES
Premiums.............................................................       $3,658           $2,900
Net investment income................................................        2,711            1,949
Net investment losses (net of amounts allocable to the policyholder
  dividend obligation of $(159) and $(85), respectively).............          (20)            (150)
                                                                            ------           ------
   Total revenues....................................................        6,349            4,699
                                                                            ------           ------
EXPENSES
Policyholder benefits and claims.....................................        3,862            2,874
Policyholder dividends...............................................        1,544            1,132
Change in policyholder dividend obligation (excludes amounts directly
  related to net investment losses of $(159) and $(85), respectively)          159               85
Other expenses.......................................................          508              425
                                                                            ------           ------
   Total expenses....................................................        6,073            4,516
                                                                            ------           ------
Revenues net of expenses before income taxes.........................          276              183
Income taxes.........................................................           97               67
                                                                            ------           ------
Revenues net of expenses and income taxes............................       $  179           $  116
                                                                            ======           ======

   The change in maximum future earnings of the closed block was as follows:

                                                       FOR THE PERIOD
                                                       APRIL 7, 2000
                                    FOR THE YEAR ENDED    THROUGH
                                       DECEMBER 31,     DECEMBER 31,
                                           2001             2000
                                    ------------------ --------------
                                          (DOLLARS IN MILLIONS)
           Beginning of period.....       $5,512           $5,628
           End of period...........        5,333            5,512
                                          ------           ------
           Change during the period       $ (179)          $ (116)
                                          ======           ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of reorganization. The Company also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million. For the year ended December 31, 2001, the closed block recognized net investment gains of $5 million primarily relating to non-speculative derivative uses that are permitted by the Department but that have not met the requirements of SFAS 133 to qualify for hedge accounting. Excluding the adoption adjustment, the changes in other comprehensive income were $6 million, net of taxes of $3 million, for the year ended December 31, 2001.

8.  SEPARATE ACCOUNTS

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $48,912 million and $53,656 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $13,802 million and $16,594 million at December 31, 2001 and 2000, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $564 million, $667 million and $485 million for the years ended December 31, 2001, 2000 and 1999, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 7.0% and 6.9% at December 31, 2001 and 2000, respectively. The assets that support these liabilities were comprised of $11,888 million and $15,708 million in fixed maturities at December 31, 2001 and 2000, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  DEBT

   Debt consisted of the following:

                                                                                      DECEMBER 31,
                                                                                      ---------------------
                                                                                      2001         2000
                                                                                      ------       ------
                                                                                      (DOLLARS IN MILLIONS)
Surplus notes, interest rates ranging from 6.30% to 7.80%, maturity dates ranging
  from 2003 to 2025.................................................................. $1,630       $1,630
Capital note, interest rate of 8% due 2005...........................................     --        1,006
Investment-related exchangeable debt, interest rate of 4.90% due 2002................    195          271
Fixed rate notes, interest rates ranging from 3.47% to 12.00%, maturity dates ranging
  from 2002 to 2019..................................................................     87          316
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging from
  2006 to 2011.......................................................................    298           98
Capital lease obligations............................................................     23           42
Other notes with varying interest rates..............................................    147           43
                                                                                      ------       ------
Total long-term debt.................................................................  2,380        3,406
Total short-term debt................................................................    345        1,085
                                                                                      ------       ------
   Total............................................................................. $2,725       $4,491
                                                                                      ======       ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Metropolitan Life and certain of its subsidiaries maintain committed and unsecured credit facilities aggregating $2,250 million (five-year facility of $1,000 million expiring in April 2003 and a 364-day facility of $1,250 million expiring in April of 2002). If these facilities are drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 2001, there were no outstanding borrowings under either of the facilities. At December 31, 2001, $72 million in letters of credit from various banks were outstanding between Metropolitan Life and certain of its subsidiaries.

   Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $180 million (one facility of $140 million, one facility of $18 million and one facility of $22 million all expiring in 2005). At December 31, 2001 RGA had drawn approximately $24 million under these facilities at interest rates ranging from 4.40% to 4.97%. At December 31, 2001 $376 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003.

   In 2001, the Company retired a $1,006 million long-term debt capital note payable to the Holding Company.

   The issue of investment-related exchangeable debt is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $208 million in 2002, $441 million in 2003, $27 million in 2004, $272 million in 2005, $110 million in 2006 and $1,322 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and 6.6% and a weighted average maturity of 87 days and 44 days at December 31, 2001 and 2000, respectively. The Company also has other secured borrowings with a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $313 million, $417 million and $358 million for the years ended December 31, 2001, 2000 and 1999, respectively.

10.  COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

   GENAMERICA CAPITAL I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $118 million, net of unamortized discount of $7 million at December 31, 2001 and 2000. Interest expense on these instruments is included in other expenses and was $11 million for both the years ended December 31, 2001 and 2000, respectively.

   RGA CAPITAL TRUST I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discounted (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding at December 31, 2001 were $158 million, net of unamortized discount of $67 million.

11.  COMMITMENTS AND CONTINGENCIES

  LITIGATION

  Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving litigation against Metropolitan Life involving certain alleged sales practices claims. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates. Implementation of the settlement is substantially completed.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. The New England Mutual case, approved by the United States District Court for the District of Massachusetts in October 2000, involves approximately 600,000 life insurance policies sold during the period January 1, 1983 through August 31, 1996. Implementation of the New England Mutual class action settlement is substantially completed. The General American case, approved by the United States District Court for the Eastern District of Missouri, and affirmed by the appellate court in October 2001, involves approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. A petition for writ of certiorari to the United States Supreme Court has been filed by objectors to the settlement. Implementation of the General American class action settlement is proceeding.

   Metropolitan Life expects that the total cost of its class action settlement will be approximately $957 million. It is expected that the total cost of the New England Mutual class action settlement will be approximately $160 million. General American expects that the total cost of its class action settlement will be approximately $68 million.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. As of December 31, 2001, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 40 sales practices lawsuits pending against New England Mutual and approximately 40 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to vigorously defend themselves against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In October 2001, the United States District Court for the Southern District of New York approved the settlement of a class action alleging improper sales abroad that was brought against Metropolitan Life, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants. No appeal was filed and the settlement is being implemented.

   The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   During 1998, Metropolitan Life purchased excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. The premium for the excess of loss reinsurance agreements was $529 million. These reinsurance agreements had a maximum aggregate limit of $650 million, with a maximum sublimit of $550 million for losses for sales practices claims. The coverage was in excess of an aggregate self-insured retention of $385 million with respect to sales practices claims and $506 million, plus the Company's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. The excess of loss reinsurance agreements were amended in 2000 to transfer mortality risks under the Metropolitan Life class action settlement agreement. Recoveries have been made under the reinsurance agreements for the sales practices claims. Although there is no assurance that other reinsurance claim submissions will be paid, the Company believes payment is likely to occur. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 2001, 2000 and 1999 would not be significant.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate. The number of such cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                          AT OR FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          -----------------------
                                                           2001      2000    1999
                                                          -------   ------- -------
Asbestos personal injury claims at year end (approximate)  89,000    73,000  60,000
Number of new claims during year (approximate)...........  59,500    54,500  35,500
Settlement payments during year (dollars in millions)(1). $  90.7   $  71.1 $ 113.3

--------
(1) Settlement payments represent payments made during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   Prior to the fourth quarter of 1998, Metropolitan Life established a liability for asbestos-related claims based on settlement costs for claims that Metropolitan Life had settled, estimates of settlement costs for claims pending against Metropolitan Life and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386 million. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against Metropolitan Life, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against Metropolitan Life.

   During 1998, Metropolitan Life decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims noted above. In connection with the negotiations with the casualty insurers to obtain this insurance, Metropolitan Life obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

    . Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against Metropolitan Life in the future was significantly greater than it had assumed in its accruals. The number of claims brought against Metropolitan Life is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which Metropolitan Life is included as a defendant. The information provided to Metropolitan Life relating to other insureds indicated that Metropolitan Life had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

    . Information derived from actuarial calculations Metropolitan Life made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience (which reflected Metropolitan Life's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

   Based on this information, Metropolitan Life concluded that certain claims that previously were considered as only reasonably possible of assertion were probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, Metropolitan Life increased its liability for asbestos-related claims to $1,278 million at December 31, 1998.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. As a result of the excess insurance policies, $878 million was recorded as a recoverable at December 31, 2001, 2000 and 1999. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. It is likely that a claim will be made under the excess insurance policies in 2003 for a portion of the amounts paid with respect to asbestos litigation in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be deferred and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for asbestos-related claims. Estimates of the Company's asbestos exposure are very difficult to predict due to the limitations of available data and the substantial difficulty of predicting with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims and the impact of any possible future adverse verdicts and their amounts. Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. Metropolitan Life is studying its recent claims experience, published literature regarding asbestos claims experience in the United States and numerous variables that can affect its asbestos liability exposure, including the recent bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the previously recorded asbestos liability. It is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

  Property and Casualty Actions

   A purported class action suit involving policyholders in four states was filed in a Rhode Island state court against a Metropolitan Life subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. After the court denied plaintiffs' motion for class certification, the plaintiffs dismissed the lawsuit with prejudice. Similar "diminished value" purported class action suits have been filed in Texas and Tennessee against Metropolitan Property and Casualty Insurance Company; a Texas trial court recently denied plaintiffs' motion for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. A two-plaintiff individual lawsuit brought in Alabama alleges that Metropolitan Property and Casualty Insurance Company and CCC, a valuation company, violated state law by failing to pay the proper valuation amount for a total loss. Total loss valuation methods also are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in August 2001 alleges that

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. In addition, in Florida, Metropolitan Property and Casualty Insurance Company has been named in a class action alleging that it improperly established preferred provider organizations (hereinafter "PPO"). Other insurers have been named in both the Pennsylvania and the PPO cases. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

  Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the Supreme Court of the State of New York for New York County have been consolidated within the commercial part. Metropolitan Life has moved to dismiss these consolidated cases on a variety of grounds. In addition, there remains a separate purported class action in New York state court in New York County that Metropolitan Life also has moved to dismiss. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the New York Superintendent of Insurance that approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action is pending in the Supreme Court of the State of New York for New York County and has been brought on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life has moved to dismiss this case on a variety of grounds. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied on July 23, 2001. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. On July 9, 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. Plaintiffs have appealed to the United States Court of Appeals for the Second Circuit. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

  Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has commenced examinations of certain domestic life insurance companies, including Metropolitan Life, concerning

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES possible past race-conscious underwriting practices. Metropolitan Life is cooperating fully with that inquiry, which is ongoing. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. At the outset of discovery, Metropolitan Life moved for summary judgment on statute of limitations grounds. On June 27, 2001, the District Court denied that motion, citing, among other things, ongoing discovery on relevant subjects. The ruling does not prevent Metropolitan Life from continuing to pursue a statute of limitations defense. Plaintiffs have moved for certification of a class consisting of all non-Caucasian policyholders purportedly harmed by the practices alleged in the complaint. Metropolitan Life has opposed the class certification motion. Metropolitan Life has been involved in settlement discussions to resolve the regulatory examinations and the actions pending in the United States District Court for the Southern District of New York. In that connection, Metropolitan Life has recorded a $250 million pre-tax charge in the fourth quarter of 2001 as probable and estimable costs associated with the anticipated resolution of these matters.

   In the fall of 2001, 12 lawsuits were filed against Metropolitan Life on behalf of approximately 109 non-Caucasian plaintiffs in their individual capacities in state court in Tennessee. The complaints allege under state common law theories that Metropolitan Life discriminated against non-Caucasians in the sale, formation and administration of life insurance policies. The plaintiffs have stipulated that they do not seek and will not accept more than $74,000 per person if they prevail on their claims. Early in 2002, two individual actions were filed against Metropolitan Life in federal court in Alabama alleging both federal and state law claims of racial discrimination in connection with the sale of life insurance policies issued. Metropolitan Life is contesting vigorously plaintiffs' claims in the Tennessee and Alabama actions.

  Other

   In March 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   General American has received and responded to subpoenas for documents and other information from the office of the U.S. Attorney for the Eastern District of Missouri with respect to certain administrative services provided by its former Medicare Unit during the period January 1, 1988 through December 31, 1998, which services ended and which unit was disbanded prior to Metropolitan Life's acquisition of General American. The subpoenas were issued as part of the Government's criminal investigation alleging that General American's former Medicare Unit engaged in improper billing and claims payment practices. The Government is also conducting a civil investigation under the federal False Claims Act. General American is cooperating fully with the Government's investigations.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   The Company has recorded, in other expenses, charges of $250 million, $15 million and $499 million for the years ended December 31, 2001, 2000 and 1999, respectively. The charge in 2001 relates to race-conscious underwriting and the charges in 2000 and 1999 relate to sales practice claims. The charge in 1999 was principally related to the settlement of the multi-district litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs.

  Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      GROSS
                                                     RENTAL SUBLEASE  RENTAL
                                                     INCOME  INCOME  PAYMENTS
                                                     ------ -------- --------
                                                      (DOLLARS IN MILLIONS)
  2002.............................................. $  759   $11      $129
  2003..............................................    650    11       112
  2004..............................................    594    10        91
  2005..............................................    521    10        75
  2006..............................................    439    10        59
  Thereafter........................................  1,669    16       134

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,898 million and $1,311 million at December 31, 2001 and 2000, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

12.  ACQUISITIONS AND DISPOSITIONS

  DISPOSITIONS

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value was recorded as a capital contribution from the Holding Company. Total assets and total liabilities

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million, $509 million and $494 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   On July 2, 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specializes in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $16 million, net of income taxes of $9 million, in the third quarter of 2001.

   During the fourth quarter of 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  ACQUISITIONS

   On January 6, 2000, Metropolitan Life completed its acquisition of GenAmerica for $1.2 billion. As part of the GenAmerica acquisition, General American Life Insurance Company paid Metropolitan Life a fee of $120 million in connection with the assumption of certain funding agreements. The fee was considered part of the purchase price of GenAmerica. GenAmerica is a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock and 61.0% of the outstanding shares of Conning common stock. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. At December 31, 2001 Metropolitan Life's ownership percentage of the outstanding shares of RGA common stock was approximately 58%. On January 30, 2002, MetLife, Inc. and its affiliated companies announced their intention to purchase up to an additional $125 million of RGA's outstanding common stock, over an unspecified period of time. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001.

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

   The Company's total revenues and net income for the year ended December 31, 1999 on both a historical and pro forma basis as if the acquisition of GenAmerica had occurred on January 1, 1999 were as follows:

                                                     TOTAL REVENUES NET INCOME
                                                     -------------- ----------
                                                       (DOLLARS IN MILLIONS)
  Historical........................................    $25,128        $617
  Pro forma (unaudited).............................    $28,973        $403

   The pro forma results include adjustments to give effect to the amortization of discounts on fixed maturities, goodwill and value of business acquired, adjustments to liabilities for future policy benefits, and certain other adjustments, together with related income tax effects. The pro forma information is not necessarily indicative of the results that would have occurred had the purchase been made on January 1, 1999 or the future results of the combined operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  BUSINESS REALIGNMENT INITIATIVES

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The impact of these actions on a segment basis are as follows:

                                                    FOR THE YEAR ENDED
                                                    DECEMBER 31, 2001
                                                    ---------------------
                                                               NET OF
                                                    AMOUNT   INCOME TAX
                                                    ------   ----------
                                                    (DOLLARS IN MILLIONS)
           Institutional...........................  $399       $267
           Individual..............................    97         61
           Auto & Home.............................     3          2
                                                     ----       ----
              Total................................  $499       $330
                                                     ====       ====

   Institutional The charges to this segment include costs associated with exiting a business, including the write-off of goodwill, severance, severance-related expenses, and facility consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These initiatives will result in the elimination of approximately 450 positions. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively.

   Individual The charges to this segment include facility consolidation costs, severance and severance-related expenses, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. The costs were recorded in other expenses.

   Auto & Home The charges to this segment include severance and severance-related costs associated with the elimination of approximately 200 positions. The costs were recorded in other expenses.

   Although many of the underlying business initiatives were completed in 2001, a portion of the activity will continue into 2002. The liability as of December 31, 2001 was $295 million.

14.  INCOME TAXES

   The provision for income taxes was as follows:

                                                      YEARS ENDED
                                                     DECEMBER 31 ,
                                                   ---------------------
                                                   2001     2000   1999
                                                   ----    -----   ----
                                                   (DOLLARS IN MILLIONS))
          Current:
             Federal.............................. $(22)   $(131)  $608
             State and local......................   (4)      34     24
             Foreign..............................   15        5      4
                                                    ----   -----   ----
                                                    (11)     (92)   636
                                                    ----   -----   ----
          Deferred:
             Federal..............................  814      555    (78)
             State and local......................   32        8      2
             Foreign..............................    1        6     (2)
                                                    ----   -----   ----
                                                    847      569    (78)
                                                    ----   -----   ----
          Provision for income taxes.............. $836    $ 477   $558
                                                    ====   =====   ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     ---------------------
                                                     2001    2000   1999
                                                     ----   -----   ----
                                                     (DOLLARS IN MILLIONS)
        Tax provision at U.S. statutory rate........ $813   $ 499   $411
        Tax effect of:
           Tax exempt investment income.............  (82)    (52)   (39)
           Surplus tax..............................   --    (145)   125
           State and local income taxes.............   32      30     18
           Prior year taxes.........................   36     (37)   (31)
           Demutualization costs....................   --      21     56
           Payment to former Canadian policyholders.   --     114     --
           Sales of businesses......................    5      31     --
           Other, net...............................   32      16     18
                                                     ----   -----   ----
        Provision for income taxes.................. $836   $ 477   $558
                                                     ====   =====   ====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                        DECEMBER 31,
                                                      ---------------------
                                                        2001       2000
                                                       -------     ------
                                                      (DOLLARS IN MILLIONS)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 3,033     $3,034
            Net operating losses.....................     318        258
            Employee benefits........................     123        167
            Litigation related.......................     279        232
            Other....................................     438        350
                                                       -------     ------
                                                        4,191      4,041
            Less: Valuation allowance................     114         78
                                                       -------     ------
                                                        4,077      3,963
                                                       -------     ------
         Deferred income tax liabilities:
            Investments..............................   2,053      1,329
            Deferred policy acquisition costs........   2,756      2,713
            Net unrealized investment gains..........   1,037        626
            Other....................................     124         37
                                                       -------     ------
                                                        5,970      4,705
                                                       -------     ------
         Net deferred income tax liability........... $(1,893)    $ (742)
                                                       =======     ======

   Domestic net operating loss carryforwards amount to $481 million at December 31, 2001 and expire in 2021. Foreign net operating loss carryforwards amount to $401 million at December 31, 2001 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  REINSURANCE

   The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. Risks in excess of $25 million on single survivorship policies and $30 million on joint survivorship policies are 100 percent coinsured. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. In addition, the Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   The Company is engaged in life reinsurance whereby it indemnifies other insurance companies for all or a portion of the insurance risk underwritten by the ceding companies.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                YEARS ENDED DECEMBER 31,
                                               -------------------------
                                                 2001     2000     1999
                                               -------  -------  -------
                                                 (DOLLARS IN MILLIONS)
      Direct premiums......................... $16,257  $15,661  $13,249
      Reinsurance assumed.....................   2,786    2,858      484
      Reinsurance ceded.......................  (2,020)  (2,256)  (1,645)
                                               -------  -------  -------
      Net premiums............................ $17,023  $16,263  $12,088
                                               =======  =======  =======
         Reinsurance recoveries netted
           against policyholder benefits...... $ 1,816  $ 1,934  $ 1,626
                                               =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,260 million and $3,304 million at December 31, 2001 and 2000, respectively, including $1,356 million and $1,359 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $286 million and $225 million at December 31, 2001 and 2000, respectively.

   Premiums and other receivables includes reinsurance receivables due from Exeter Reassurance Company, Limited, a related party, of $644 million and $470 million at December 31, 2001 and 2000, respectively. Other policyholder funds includes reinsurance assumed from MIAC, a related party, of $778 million at December 31, 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                YEARS ENDED DECEMBER 31,
                                               -------------------------
                                                 2001     2000     1999
                                               -------  -------  -------
                                                 (DOLLARS IN MILLIONS)
      Balance at January 1.................... $ 4,185  $ 3,789  $ 3,320
         Reinsurance recoverables.............    (413)    (415)    (382)
                                               -------  -------  -------
      Net balance at January 1................   3,772    3,374    2,938
                                               -------  -------  -------
      Acquisition of business.................      --        2      204
                                               -------  -------  -------
      Incurred related to:
         Current year.........................   4,213    3,766    3,129
         Prior years..........................     (34)    (111)     (16)
                                               -------  -------  -------
                                                 4,179    3,655    3,113
                                               -------  -------  -------
      Paid related to:
         Current year.........................  (2,567)  (2,237)  (2,012)
         Prior years..........................  (1,239)  (1,022)    (869)
                                               -------  -------  -------
                                                (3,806)  (3,259)  (2,881)
                                               -------  -------  -------
      Net Balance at December 31..............   4,145    3,772    3,374
         Add: Reinsurance recoverables........     423      413      415
                                               -------  -------  -------
      Balance at December 31.................. $ 4,568  $ 4,185  $ 3,789
                                               =======  =======  =======

16.  OTHER EXPENSES

    Other expenses were comprised of the following:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                   -------------------------
                                                                                     2001     2000     1999
                                                                                   -------  -------  -------
                                                                                     (DOLLARS IN MILLIONS)
Compensation...................................................................... $ 2,447  $ 2,712  $ 2,590
Commissions.......................................................................   1,649    1,638      872
Interest and debt issue costs.....................................................     312      436      405
Amortization of policy acquisition costs (excludes amortization of $21, $(95), and
  $(46), respectively, related to realized investment losses).....................   1,434    1,472      930
Capitalization of policy acquisition costs........................................  (2,018)  (1,805)  (1,160)
Rent, net of sublease income......................................................     280      230      172
Minority interest.................................................................      57      115       55
Other.............................................................................   3,303    3,133    2,598
                                                                                   -------  -------  -------
   Total other expenses........................................................... $ 7,464  $ 7,931  $ 6,462
                                                                                   =======  =======  =======

17.  STOCKHOLDER'S EQUITY

  DIVIDEND RESTRICTIONS

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2001, Metropolitan Life paid the Holding Company $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. For the year ended December 31, 2000, Metropolitan Life paid to the Holding Company $762 million in dividends for which prior insurance regulatory clearance was not required. At December 31, 2001, Metropolitan Life could pay the Holding Company a dividend of $546 million without prior approval of the Superintendent.

  STOCK COMPENSATION PLANS

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of MetLife common stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of MetLife's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   The Company applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the Company utilizes the excess of market price over exercise price on the first date that both the number of shares and award price are known. For the year ended December 31, 2001, compensation expense for non-employees related to MetLife's Stock Incentive Plan and Directors Stock Plan was $1 million, which was recorded by the Company.

   Had compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the year ended December 31, 2001 would have been reduced to a pro forma amount of $1,468 million.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants in 2001: dividend yield of 0.68%, expected price variability of 31.60%, risk-free interest rate of 5.72% and expected duration ranging from 4 to 6 years.

  STATUTORY EQUITY AND INCOME

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis. In addition, New York State Statutory Accounting Practices do not provide for deferred income taxes. Statutory net income of Metropolitan Life, as filed with the Department, was $2,782 million, $1,027 million and $789 million for the years ended December 31, 2001, 2000 and 1999, respectively; statutory capital and surplus, as filed, was $5,358 million and $7,213 million at December 31, 2001 and 2000, respectively.

                                                                   DECEMBER 31,
                                                              ---------------------
                                                                 2001      2000
                                                               -------    -------
                                                              (DOLLARS IN MILLIONS)
 Statutory capital and surplus of insurance subsidiaries..... $ 5,358    $ 7,213
 GAAP adjustments for:
    Future policy benefits and policyholder account balances.  (3,909)    (4,012)
    Deferred policy acquisition costs........................  10,169     10,061
    Deferred income taxes....................................  (1,800)      (381)
    Valuation of investments.................................   2,821      1,038
    Statutory asset valuation reserves.......................   3,870      3,347
    Statutory interest maintenance reserves..................     392        547
    Surplus notes............................................  (1,655)    (1,650)
    Other, net...............................................    (802)      (147)
                                                               -------    -------
 Stockholder's Equity........................................ $14,444    $16,016
                                                               =======    =======

                                                                      YEARS ENDED DECEMBER 31,
                                                                      ----------------------
                                                                        2001     2000    1999
                                                                      -------   ------  -----
                                                                       (DOLLARS IN MILLIONS)
Net change in statutory capital and surplus of insurance subsidiaries $(1,855)  $ (417) $ 242
GAAP adjustments for:
   Future policy benefits and policyholder account balances..........     899      152    556
   Deferred policy acquisition costs.................................     549      320    379
   Deferred income taxes.............................................    (848)    (614)   154
   Valuation of investments..........................................     149    1,339    473
   Statutory asset valuation reserves................................     551       88   (226)
   Statutory interest maintenance reserves...........................    (200)    (571)  (368)
   Dividends.........................................................   3,754      762     --
   Sale of subsidiary................................................    (808)      --     --
   Other, net........................................................    (704)    (110)  (593)
                                                                      -------   ------  -----
Net income........................................................... $ 1,487   $  949  $ 617
                                                                      =======   ======  =====

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance would have increased Metropolitan Life's statutory capital and surplus by approximately $1.5 billion. The adoption of the Codification, as modified by the Department, increased Metropolitan Life's statutory capital and surplus by approximately $84 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on Metropolitan Life's statutory surplus and capital.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                                 DECEMBER 31,
                                                                                           -----------------------
                                                                                            2001    2000     1999
                                                                                           ------  ------  -------
                                                                                            (DOLLARS IN MILLIONS)
Holding gains (losses) on investments arising during the year............................. $1,284  $2,807  $(6,314)
Income tax effect of holding gains or losses..............................................   (509)   (975)   2,262
Reclassification adjustments:
   Recognized holding losses included in current year income..............................    579     989       38
   Amortization of premium and discount on investments....................................   (475)   (498)    (307)
   Recognized holding losses allocated to other policyholder amounts......................    (33)    (54)     (67)
   Income tax effect......................................................................    (28)   (152)     120
Allocation of holding (gains) losses on investments relating to other policyholder amounts   (154)   (977)   3,788
Income tax effect of allocation of holding gains or losses to other policyholder amounts..     61     340   (1,357)
Unrealized investment gain of subsidiary at date of sale..................................   (173)     --       --
Deferred income taxes on unrealized investment gains of subsidiary at date of sale........     64      --       --
                                                                                           ------  ------  -------
Net unrealized investment gains (losses)..................................................    616   1,480   (1,837)
                                                                                           ------  ------  -------
Foreign currency translation adjustments arising during the year..........................    (58)     (6)      50
Foreign currency translation of subsidiary at date of sale................................     19      --       --
                                                                                           ------  ------  -------
Foreign currency translation adjustment...................................................    (39)     (6)      50
                                                                                           ------  ------  -------
Minimum pension liability adjustment......................................................    (18)     (9)      (7)
                                                                                           ------  ------  -------
Other comprehensive income (loss)......................................................... $  559  $1,465  $(1,794)
                                                                                           ======  ======  =======

19.  BUSINESS SEGMENT INFORMATION

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides life reinsurance and international life and disability on a direct and reinsurance basis. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of expenses associated with the anticipated resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

                                                                        AUTO                            CORPORATE
    AT OR FOR THE YEAR ENDED                                             &       ASSET                      &
       DECEMBER 31, 2001          INDIVIDUAL INSTITUTIONAL REINSURANCE  HOME   MANAGEMENT INTERNATIONAL   OTHER    TOTAL
    ------------------------      ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                   (DOLLARS IN MILLIONS)
Premiums.........................  $  4,559     $ 7,288      $1,680    $2,755     $ --       $  788      $   (47) $ 17,023
Universal life and investment-
  type product policy fees.......     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,455       4,161         349       200       71          256          299    11,791
Other revenues...................       495         649          35        22      198           16          117     1,532
Net investment gains (losses)....       826         (15)        (10)      (17)      25          (16)         134       927
Policyholder benefits and claims.     5,228       8,924       1,386     2,121       --          632          (26)   18,265
Interest credited to policyholder
  account balances...............     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     3,004       1,907         481       800      252          315          705     7,464
Income (loss) before provision
  for income taxes...............     1,731         573          65        39       42           50         (177)    2,323
Net income (loss)................     1,086         383          39        41       27           16         (105)    1,487
Total assets.....................   126,655      89,620       7,036     4,581      256        3,385       16,211   247,744
Deferred policy acquisition costs     8,451         509       1,052       179       --          263           17    10,471
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    83,783      52,035       4,626     2,610       --        1,987          846   145,887
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

                                                                       AUTO                            CORPORATE
    AT OR FOR THE YEAR ENDED                                            &       ASSET                      &
       DECEMBER 31, 2000         INDIVIDUAL INSTITUTIONAL REINSURANCE  HOME   MANAGEMENT INTERNATIONAL   OTHER     TOTAL
    ------------------------     ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                   (DOLLARS IN MILLIONS)
Premiums........................  $  4,673     $ 6,900      $1,396    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
  type product policy fees......     1,221         547          --        --       --           53           (1)    1,820
Net investment income...........     6,475       3,959         368       194       90          254          433    11,773
Other revenues..................       650         650          29        40      760            9          121     2,259
Net investment gains (losses)...       227        (475)         (2)      (20)      --           18         (166)     (418)
Policyholder benefits and claims     5,054       8,178       1,045     2,005       --          562           91    16,935
Interest credited to
  policyholder account balances.     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends..........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
  policyholders.................        --          --          --        --       --          327           --       327
Demutualization costs...........        --          --          --        --       --           --          230       230
Other expenses..................     3,323       1,730         506       827      784          292          469     7,931
Income (loss) before provision
  for income taxes..............     1,447         459         116        18       66         (275)        (405)    1,426
Net income (loss)...............       920         307          68        30       34         (285)        (125)      949
Total assets....................   132,433      89,725       6,386     4,511      418        5,119       15,130   253,722
Deferred policy acquisition
  costs.........................     8,610         446         910       176       --          354            1    10,497
Separate account assets.........    34,860      33,918          28        --       --        1,491          (47)   70,250
Policyholder liabilities........    84,049      49,669       4,389     2,559       --        2,435         (544)  142,557
Separate account liabilities....    34,860      33,918          28        --       --        1,491          (47)   70,250

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                         AUTO                           CORPORATE
        FOR THE YEAR ENDED                                                &      ASSET                      &
          DECEMBER 31, 1999        INDIVIDUAL INSTITUTIONAL REINSURANCE  HOME  MANAGEMENT INTERNATIONAL   OTHER    TOTAL
          --------------           ---------- ------------- ----------- ------ ---------- ------------- --------- -------
                                                                    (DOLLARS IN MILLIONS)
Premiums..........................   $4,289      $5,525         $--     $1,751    $ --        $523        $  --   $12,088
Universal life and investment--
  type product policy fees........      888         502          --         --      --          43           --     1,433
Net investment income.............    5,346       3,755          --        103      80         206          326     9,816
Other revenues....................      381         609          --         21     803          12           35     1,861
Net investment (losses) gains.....      (14)        (31)         --          1      --           1          (27)      (70)
Policyholder benefits and claims..    4,625       6,712          --      1,301      --         458            4    13,100
Interest credited to policyholder
  account balances................    1,359       1,030          --         --      --          52           --     2,441
Policyholder dividends............    1,509         159          --         --      --          22           --     1,690
Demutualization costs.............       --          --          --         --      --          --          260       260
Other expenses....................    2,542       1,569          --        514     795         248          794     6,462
Income (loss) before provision for
  income taxes....................      855         890          --         61      88           5         (724)    1,175
Net income (loss).................      555         567          --         56      51          21         (633)      617

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, the Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million and $48 million for the years ended December 31, 2000 and 1999, respectively. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000. As part of the GenAmerica acquisition in 2000, the Company acquired General American Life Insurance Company, the results of which are included primarily in the Individual segment.

   The Reinsurance segment includes the life reinsurance business of RGA, acquired in 2000, combined with Exeter, an ancillary life reinsurance business of the Company. Exeter has been reported as a component of the Individual segment rather than as a separate segment for periods prior to January 1, 2000 due to its immateriality.

   The Auto & Home segment includes the standard personal lines property and casualty insurance operations of The St. Paul Companies which were acquired in September 1999.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $16 million, net of income taxes of $9 million, in the third quarter of 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the years ended December 31, 2000 and 1999. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $32,065 million, $30,703 million and $24,343 million for the years ended December 31, 2001, 2000 and 1999, respectively, which represented 97% each year, of consolidated revenues.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT I
                 -----------------------------------------------


PART C.      OTHER INFORMATION
             -----------------

ITEM 24.  Financial Statements and Exhibits
          ---------------------------------

       (a)   Financial Statements

       (1) The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-4:

             Statement of Assets and Liabilities as of December 31, 2001.

             Statement of Operations for the year ended December 31, 2001.

             Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000.

             Statement of Supplementary Information - Selected Per Unit Data and Ratios for the years ended December 31, 2001, 2000, 1999, 1998 and 1997.

             Notes to Financial Statements


             Portfolio of Investments as of December 31, 2001.

       (2) The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment on Form N-4:

             Consolidated Balance Sheets as of December 31, 2001 and 2000.

             Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 2001, 2000 and 1999.

             Consolidated Statements of Equity for the years ended December 31, 2001, 2000 and 1999.

             Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999.

             Notes to Consolidated Financial Statements.

       (b)   Exhibits

       (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund (adopted on November 15, 1967 and April 16, 1969) are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

             (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account (adopted on May 28, 1996) are incorporated herein by reference to the Registration Statement on Form N-3 (No.333-11137) filed on August 30, 1996.

             (iii) Resolutions of the Board of Managers of New England Variable Annuity Fund I approving the conversion of the Registrant to a unit investment trust (adopted on August 8, 2002) is incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 (333-11137) filed on August 22, 2002.


             (iv)  Amended and Restated Rules and Regulations Effective
             November 1, 2002 (adopted on August 8, 2002) is incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 (333-11137) filed on August 22, 2002.


             (v) Amended and Restated Rules and Regulations Effective November 1, 2002 (adopted in part on August 8, 2002 and adopted in part on September 16, 2002) filed herewith.


             (vi) Amended and Restated Rules and Regulations Effective September 16, 2002 (adopted September 16, 2002) filed herewith.


                                      III-1

    (2)   Not applicable.

    (3) Distribution Agreement between New England Securities Corporation and the Fund, dated August 19, 1996, is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (4) (i) Form of Variable Annuity Contract (V2-70A) is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Additional Forms of Variable Annuity Contracts (V1-70A, V3-70A, V4-70A, V5-70A, V6-70A and V7-70A) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iii) Form of Endorsement: Tax-Sheltered Annuity (P-955-88) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iv) Form of Endorsement: Individual Retirement Annuity (P-624-88) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (vi) Form of Endorsement: Settlement Option Table (P-835-84) is incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 26, 1999.

    (5) Forms of Application (3) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (File No. 333-11137) filed on February 16, 1999.

    (6) (i) Charter and By-Laws of Metropolitan Life Insurance Company, effective April 26, 1990, are incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

          (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company (effective in 1999) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

          (iv) Amended and Restated Charter of Metropolitan Life Insurance Company, dated October 31, 2001 (effective November 27, 2001) is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-3 (File No. 333-11137) filed on February 25, 2002.

          (v) Amended and Restated By-Laws of Metropolitan Life Insurance Company, approved June 27, 2000 (effective August 21, 2000) is incorporated herein by reference to the initial Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-837161) filed as Exhibit (6)(b) on March 5, 2002.

    (7)   Not applicable.

    (8) Form of Participation Agreement among Metropolitan Series Fund, Inc. and Metropolitan Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 2-80751) filed as Exhibit (h)(e) on April 6, 2000.



                                     III-2

    (9) Opinion and Consent of Christopher P. Nicholas, Esq. (MLIC) filed herewith.



    (10)  (i)  Consent of Deloitte & Touche LLP filed herewith.

          (ii) Consent of Sutherland Asbill and Brennan LLP filed herewith.

    (11)  None.

    (12)  Not applicable.

    (13)  Schedule of Computation of Performance Quotations filed herewith.


    (14)  Powers of Attorney.

          Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement of New England Variable Annuity Fund I on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole, Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed on April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed on November 1, 1999; and John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001.


                                     III-3

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

       Name              Principal Occupation and                 Positions and Offices
                         Business Address                         with Depositor
Curtis H. Barnette       Chairman Emeritus                        Director
                         Bethlehem Steel Corporation
                         1170 Eighth Avenue
                         Martin Tower 101
                         Bethlehem, PA 18016-7699

Robert H. Benmosche      Chairman of the Board, President and     Chairman of the Board,
                         Chief Executive Officer,                 President,
                         MetLife, Inc. and                        Chief Executive
                         Metropolitan Life Insurance              Officer and
                         Company                                  Director
                         One Madison Avenue
                         New York, NY 10010

Gerald Clark             Vice Chairman of the Board and           Vice Chairman of the
                         Chief Investment Officer,                Board, Chief
                         MetLife, Inc. and                        Investment Officer
                         Metropolitan Life Insurance Company      and Director
                         One Madison Avenue
                         New York, NY 10010

John C. Danforth         Partner                                  Director
                         Bryan Cave LLP
                         One Metropolitan Square
                         211 North Broadway, Suite 3600
                         St. Louis, MO 63102

Burton A. Dole, Jr.      Retired Chairman of the Board            Director
                         Nellcor Puritan Bennett, Inc.
                         P.O. Box 208
                         Carlsbad, CA 92018

James R. Houghton        Chairman of the Board Emeritus           Director
                         and Director
                         Corning Incorporated
                         80 East Market Street, 2nd Floor
                         Corning, NY 14830

Harry P. Kamen           Retired Chairman of the Board and        Director
                         Chief Executive Officer
                         Metropolitan Life Insurance Company
                         200 Park Avenue, Suite 5700
                         New York, NY 10166

Helene L. Kaplan         Of Counsel, Skadden, Arps,               Director
                         Slate, Meagher & Flom LLP
                         Four Times Square
                         New York, NY 10036

Catherine R. Kinney      Group Executive Vice President,          Director
                         Co-Chief Operating Officer
                         President and Executive Vice Chairman
                         New York Stock Exchange, Inc.
                         11 Wall Street, 6th Floor
                         New York, NY 10005

Charles M. Leighton      Retired Chairman of the Board            Director
                         and Chief Executive Officer
                         CML Group, Inc.
                         51 Vaughn Hill Road
                         Bolton, MA 01720

                                     III-4


Stewart G. Nagler        Vice Chairman of the Board and           Vice Chairman of
                         Chief Financial Officer                  the Board, Chief
                         MetLife, Inc. and                        Financial Officer
                         Metropolitan Life Insurance Company      and Director
                         One Madison Avenue
                         New York, NY 10010

John J. Phelan, Jr.      Former Chairman of the Board             Director
                         and Chief Executive Officer
                         New York Stock Exchange, Inc.
                         P.O. Box 524
                         Locust Valley, NY 11560

Hugh B. Price            President and Chief Executive            Director
                         Officer
                         National Urban League, Inc.
                         120 Wall Street, 7th & 8th Floors
                         New York, NY 10005

William C. Steere, Jr.   Chairman of the Board                    Director
                         Pfizer, Inc.
                         235 East 42nd Street
                         New York, NY 10016

Set forth below is a list of certain executive officers of Metropolitan Life
Insurance Company ("Metropolitan Life"). The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

Name of Officer                Position with Metropolitan Life

Gary A. Beller                 Senior Executive Vice President and General
                               Counsel

Robert H. Benmosche            Chairman of the Board, President, Chief
                               Executive Officer and Director

Gwenn L. Carr                  Vice President and Secretary

Daniel J. Cavanagh             Executive Vice President

Gerald Clark                   Vice Chairman of the Board, Chief

                               Investment Officer and Director

C. Robert Henrikson            President, U.S. Insurance and Financial Services

Jeffrey J. Hodgman             Executive Vice President

Kernan F. King                 Executive Vice President

Stewart G. Nagler              Vice Chairman of the Board, Chief
                               Financial Officer and Director

Catherine A. Rein              Senior Executive Vice President; President
                               and Chief Executive Officer of MetLife
                               Auto & Home

Mary Ann Brown                 Senior Vice President and Chief Actuary
William J. Toppeta             President, International
Lisa M. Weber                  Senior Executive Vice President and Chief
                               Administrative Officer
Judy E. Weiss                  Executive Vice President
Anthony J. Williamson          Senior Vice President and Treasurer
Virginia M. Wilson             Senior Vice President and Controller


                                     III-5

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                               AS OF SEPTEMBER 30, 2002


Metropolitan Life Insurance Company (Metropolitan) is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of September 30, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A. Metropolitan Property and Casualty Insurance Company (RI)

     1) Metropolitan Group Property and Casualty Insurance Company (RI)

          a) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

     2) Metropolitan Casualty Insurance Company (RI)

     3) Metropolitan General Insurance Company (RI)

     4) Metropolitan Direct Property and Casualty Insurance Company (GA)

     5) MetLife Auto & Home Insurance Agency, Inc. (RI)

     6) Metropolitan Lloyds, Inc. (TX)


          a) Metropolitan Lloyds Insurance Company of Texas


     7) Met P&C Managing General Agency, Inc. (TX)

     8) Economy Fire & Casualty Company (RI)

          a) Economy Preferred Insurance Company (RI)

          b) Economy Premier Assurance Company (RI)

B. MetLife General Insurance Agency, Inc. (DE)

     1) MetLife General Insurance Agency of Alabama, Inc. (AL)

     2) MetLife General Insurance Agency of Kentucky, Inc. (KY)

     3) MetLife General Insurance Agency of Mississippi, Inc. (MS)

     4) MetLife General Insurance Agency of Texas, Inc. (TX)

     5) MetLife General Insurance Agency of North Carolina, Inc. (NC)

     6) MetLife General Insurance Agency of Massachusetts, Inc. (MA)

C. Metropolitan Asset Management Corporation (DE)

     1) MetLife Capital, Limited Partnership (DE). Partnership interests in

                                     III-6

MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

     2) MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          a) MetLife Capital CFLI Holdings, LLC (DE)

               i) MetLife Capital CFLI Leasing, LLC (DE)

     3) MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Corporation holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non-voting common stock of MetLife Financial Acceptance Corporation.

     4) MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     5) MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     6) MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

D. SSRM Holdings, Inc. (DE)

     1) State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Investment Trust Portfolio, State Street Research Aurora Portfolio and State Street Research Large Cap Value Portfolio of Metropolitan Series Fund, Inc. and State Street Research Money Market Series of New England Zenith Fund.

          a) State Street Research Investment Services, Inc. (MA)

     2) SSR Realty Advisors, Inc. (DE)

          a) Metric Management Inc. (DE)

          b) Metric Property Management, Inc. (DE)

          c) Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

          d) Metric Capital Corporation (CA)

          e) Metric Assignor, Inc. (CA)

          f) SSR AV, Inc. (DE)

          g) SSR Development Partners LLC (DE)

E. Metropolitan Tower Realty Company, Inc. (DE)

F. MetLife Investors Group, Inc. (DE)

     1) MetLife Investors USA Insurance Company (DE)

     2) Security First Insurance Agency, Inc. (Massachusetts) (MA)

     3) MetLife Investors Insurance Agency, Inc. (Nevada) (NV)

     4) MetLife Investors Group of Ohio, Inc. (OH)

     5) MetLife Investors Distribution Company (DE)

     6) Met Investors Advisory Corp. (DE)

     7) MetLife Investors Financial Agency, Inc. (TX)

G. Metropolitan Tower Life Insurance Company (DE)

                                      III-7

H. MetLife Security Insurance Company of Louisiana (LA)

I. Texas Life Insurance Company (TX)

     1) Texas Life Agency Services, Inc. (TX)

     2) Texas Life Agency Services of Kansas, Inc. (KS)

J. MetLife Securities, Inc. (DE)

K. 23rd Street Investments, Inc. (DE)

     1) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

          a) Coating Technologies International, Inc (DE).

L. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1) Seguros Genesis, S.A. (Spain)

     2) Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

M. Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1) Jefferson Pilot Omega Seguros de Vida S.A (Uruguay)

N. MetLife Holdings Luxembourg S.A. (Luxembourg)

O. Metropolitan Life Holdings, Netherlands BV (Netherlands)

P. MetLife International Holdings, Inc. (DE)

     1) MetLife Insurance Company of the Philippines, Inc. (Philippines)

     2) Natiloportem Holdings, Inc. (DE)

          a) Servicios Administrativos Gen, S.A. de C.V.

          b) Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares is held by Metropolitan Life Insurance Company.

          c) Metropolitan Company Limited (Isle of Man)

          d) European Marketing Services S.r.l.- 95% of the shares is held by Natiloportem Holdings and 5% by MetLife International Holdings, Inc.

     3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4) Metropolitan Life Seguros de Retiro, S.A.

     5) Metropolitan Life Seguros de Vida S.A. (Argentina)

          a) Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6) MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

     7) MetLife Services Company Czechia, s.r.o. (Czech Republic) 10% of its shares is owned by Natiloportem Holdings, Inc.

     8) Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

     9) MetLife Saengmyoung Insurance Company Ltd. (Korea)

                                      III-8

     10) Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

          a) Seguradora America do Sul S.A. (Brazil) 99.89% is owned by

Metropolitan Life Seguros E Previdencia Privado S.A.

Q. Metropolitan Marine Way Investments Limited (Canada)

R. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

S. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, and Metropolitan Asset Management Corporation holds 3.19%.

T. Hyatt Legal Plans, Inc. (DE)

     1) Hyatt Legal Plans of Florida, Inc. (FL)

U. One Madison Merchandising L.L.C. (CT)

V. Metropolitan Realty Management, Inc. (DE)

     1) Edison Supply and Distribution, Inc. (DE)

     2) Cross & Brown Company (NY)

          a) CBNJ, Inc. (NJ)

W. MetPark Funding, Inc. (DE)

X. Transmountain Land & Livestock Company (MT)

Y. HZP Assets LLC (DE)

Z. Benefit Services Corporation (GA)

AA. GA Holding Corp. (MA)

AB. CRH Co., Inc. (MA)

AC. 334 Madison Euro Investments, Inc. (DE)

     1) Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited.

          a) Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

AD. L/C Development Corporation (CA)

AE. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

AF. New England Portfolio Advisors, Inc. (MA) A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

AG. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

AH. MetLife New England Holdings, Inc. (DE)

     1) Fulcrum Financial Advisors, Inc. (MA)

                                      III-9

2) New England Life Insurance Company (MA)

          a) New England Life Holdings, Inc. (DE)

               i) New England Securities Corporation (MA)

                    (1) Hereford Insurance Agency, Inc. (MA)

                    (2) Hereford Insurance Agency of Alabama, Inc. (AL)

                    (3) Hereford Insurance Agency of Hawaii, Inc. (HI)

               ii) N.L. Holding Corp. (DEL) (NY)
                    (1) Nathan & Lewis Securities, Inc. (NY)

                    (2) Nathan & Lewis Associates, Inc. (NY)

                         (a) Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

                         (b) Nathan and Lewis Associates of Texas, Inc. (TX)

                    (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                    (4) Nathan & Lewis of Nevada, Inc. (NV)

               iii) MetLife Advisers, LLC (MA)

          b) Omega Reinsurance Corporation (AZ)

          c) New England Pension and Annuity Company (DE)

          d) Newbury Insurance Company, Limited (Bermuda)

AI. GenAmerica Financial Corporation (MO)

     1) General American Life Insurance Company (MO)

          a) Paragon Life Insurance Company (MO)

          b) Security Equity Life Insurance Company (NY)

          c) Cova Corporation (MO)

               i) MetLife Investors Insurance Company (MO)

                    (1) MetLife Investors Insurance Company of California (CA)

                    (2) First MetLife Investors Insurance Company (NY)

               ii) Cova Life Management Company (DE)

          d) Equity Intermediary Company (MO)

               i) Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

                    (1) Reinsurance Company of Missouri Incorporated (MO)

                         (a) RGA Reinsurance Company (MO)

                              (i) Fairfield Management Group, Inc. (MO)

                                   1. Reinsurance Partners, Inc. (MO)

                                   2. Great Rivers Reinsurance Management, Inc.
                                   (MO)

                                   3. RGA (U.K.) Underwriting Agency Limited
                                   (United Kingdom)

                                      III-10

                    (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

                    (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

                    (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                         (a) RGA Financial Group, L.L.C. (DE) 80% of RGA
                    Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

                    (5) RGA Life Reinsurance Company of Canada Limited (CBCA) (Canada)

                    (6) RGA Holdings Limited (United Kingdom)

                         (a) RGA UK Services Limited (United Kingdom)

                         (b) RGA Capital Limited U.K. (United Kingdom)

                         (c) RGA Reinsurance (UK) Limited (United Kingdom)

                    (7) RGA South African Holdings (Pty) Ltd. (South Africa)

                         (a) RGA Reinsurance Company of South Africa Limited (South Africa)

                    (8) RGA Australian Holdings Pty Limited (Australia)

                         (a) RGA Reinsurance Company of Australia Limited (Australia)


                         (b) RGA Asia Pacific Pty, Limited (Australia)


                    (9) General American Argentina Seguros de Vida, S.A. (Argentina)

                    (10) RGA Argentina, S.A. (Argentina)

                    (11) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

                    (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

                    (13) RGA Sigma Reinsurance SPC (Cayman Islands)

                    (14) RGA International Corporation (Nova Scotia)

                         (a) RGA Financial Products Limited (Canada)

          e) Krisman, Inc. (MO)

          f) White Oak Royalty Company (OK)

          g) John S. McSwaney & Associates, Inc. (ND)

          h) GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     2) Collaborative Strategies, Inc. (MO)

     3) Missouri Reinsurance (Barbados) Inc. (Barbados)

     4) GenAmerica Capital I (DE)

                                      III-11

 5) Walnut Street Securities, Inc. (MO)

          a) WSS Insurance Agency of Massachusetts, Inc. (MA)

          b) WSS Insurance Agency of Nevada, Inc. (NV)

          c) Walnut Street Advisers, Inc. (MO)

     6) General American Distributors, Inc. (MO)

AJ. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)


AK. Tossle Company (Cayman Islands)

AL. MetDent, Inc. (DE)

AM. 334 Madison Avenue BTP-D Investor, LLC (DE)

AN. 334 Madison Avenue BTP-E Investor, LLC (DE)


     2) MetLife Funding Inc. (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

     1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

     2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

     3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

     4) Metropolitan indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

     5) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

     6) Mezzanine Investment Limited Partnerships (MILPs), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                     III-12

Item 27.  Number of Contractowners

As of September 30, 2002, there were 495 owners of tax-qualified contracts and 103 owners of non-qualified contracts offered by the Registrant.


Item 28. Indemnification

The Fund shall indemnify each of the members of its Board of Managers and officers (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a member or officer or by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and except that no member or officer shall be indemnified against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees, so incurred by any such member or officer may be paid by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

         As to any matter disposed of by a compromise payment by such member or officer, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund by any disinterested person or persons to whom the question may be referred by the Company, provided that there has been obtained an opinion in writing of independent legal counsel to the effect that such member or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such member or officer against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Approval by any disinterested person or persons pursuant to this paragraph shall not prevent the recovery from any officer or member of any amount paid to him in accordance with this paragraph as indemnification if such officer or member is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund or to have been liable to the Fund or its Contractholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member of the Board of Managers or officer may be entitled. As used in this Article, the terms "member" and "officer" include their respective heirs, executors and administrators, and an "interested" member or officer is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. Nothing contained in this Article shall affect any rights to indemnification to which Fund personnel other than members and officers may be entitled by contract or otherwise under law.

                                     III-13

Metropolitan Life Insurance Company ("Metropolitan Life") has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. Metropolitan Life maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which Metropolitan Life and New England Securities Corporation, the Registrant's underwriter (the "Underwriter") as well as certain other subsidiaries of Metropolitan Life are covered. A provision in Metropolitan Life's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan Life of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

    (a) New England Securities Corporation also serves as principal underwriter for:
           New England Zenith Fund
           New England Life Retirement Investment Account
           The New England Variable Account
           New England Variable Life Separate Account
           New England Variable Annuity Separate Account

    (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

Name and Principal                   Positions and Offices with          Positions and Offices with
Business Address                       Principal Underwriter                     Depositor
Thomas W. McConnell*            Chairman of the Board of Directors,                 None
                                President, and Chief Executive Officer
Mary M. Diggins*                Vice President, General Counsel,                    None
                                Secretary and Clerk
Johannes A. Etwaroo*****        Vice President of Operations                        None
Joanne E. Logue*                Vice President and Chief Compliance Officer         None
Paul D. Hipworth*****           Treasurer and Chief Financial Officer               None
Thom A. Faria*                  Director                                            None
Anne M. Goggin*                 Director                                            Chief Counsel -
                                                                                    Individual
                                                                                    Business
Virgel E. Aquino*****           Assistant Vice President                            None
Steven J. Brash***              Assistant Treasurer                                 None
David Decker****                Vice President                                      None
Gregory M. Harrison***          Assistant Treasurer                                 None
Laura A. Hutner*                Vice President                                      None
Mitchell A. Karman*             Vice President                                      None
Rebecca Chiccino Kovatch**      Field Vice President                                None
Genevieve C. Martin*            Field Vice President                                None
Sean G. McNamara*****           Assistant Vice President                            None
Jonathan M. Rozek*              Vice President                                      None
Bette Skandalis*                Vice President                                      None

Principal Business Address:       * 501 Boylston Street, Boston, MA 02116
                                 ** MetLife - One Madison Avenue, New York, NY 10010
                                *** 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
                               **** MetLife - 260 Madison Avenue, New York, NY 10016
                              ***** MetLife - 485-E US Highway South, Iselin, NJ 08830
                                ---------------------------------------------

                                     III-14


(c)
       (1)                    (2)                     (3)                    (4)                  (5)

                        Net Underwriting          Compensation
 Name of Principal        Discounts and           Redemption or           Brokerage
 Underwriter               Commissions            Annuitization          Commissions        Other Compensation
 New England
 Securities                $2,409                         0                      0                    0
 Corporation

Commissions are paid on behalf of New England Securities Corporation directly to agents who are registered representatives of the principal underwriter.

Item 30. Location of Accounts and Records

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  New England Life Insurance Company
          501 Boylston Street
          Boston, Massachusetts 02116

     (b)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     (c)  New England Securities Corporation
          501 Boylston Street
          Boston, Massachusetts 02116

Item 31. Management Services

         Not applicable

Item 32. Undertakings

Registrant hereby makes the following undertakings:

(1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

(4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

(5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

    Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.
                                     III-15

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Fund I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 28th day of October, 2002.

                                         THE NEW ENGLAND VARIABLE ANNUITY FUND I
                                         (Registrant)

                                         BY: METROPOLITAN LIFE INSURANCE COMPANY

                                         BY: /s/ Gary A. Beller, Esq.
                                             -------------------------
                                             Gary A. Beller, Esq.
                                             Senior Executive Vice President
                                             and General Counsel

Attest:  /s/ James D. Gaughan
         ---------------------
         James D. Gaughan
         Assistant Secretary


                                     III-16

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Metropolitan Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 28th day of October, 2002.

                                            METROPOLITAN LIFE INSURANCE COMPANY
                                            (Depositor)

                                            BY: /s/ Gary A. Beller, Esq.
                                                -----------------------
                                                Gary A. Beller, Esq.
                                                Senior Executive Vice President
                                                and General Counsel

Attest:  /s/ James D. Gaughan
         ---------------------
         James D. Gaughan
         Assistant Secretary

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on October 28, 2002.


     SIGNATURE                                            Title
     ---------                                            -----

        *                                  Chairman of the Board, President
-------------------------                    and Chief Executive Officer
   ROBERT H. BENMOSCHE

        *                                    Vice Chairman of the Board,
-------------------------                  Chief Financial Officer (Principal
   STEWART G. NAGLER                         Financial Officer)

        *                                  Senior Vice President and Controller
-------------------------                     (Principal Accounting Officer)
   VIRGINIA M. WILSON

        *                                                Director
-------------------------
   CURTIS H. BARNETTE


                                     III-17

         SIGNATURE                       Title
         ---------                       -----

             *                      Vice Chairman of the Board and
---------------------------------    Chief Investment Officer
         GERALD CLARK

             *                      Director
---------------------------------
        JOHN C. DANFORTH

             *                      Director
---------------------------------
       BURTON A. DOLE, JR.

             *                      Director
---------------------------------
       JAMES R. HOUGHTON

             *                      Director
---------------------------------
       HARRY P. KAMEN

             *                      Director
---------------------------------
       HELENE L. KAPLAN

                                    Director
---------------------------------
       CATHERINE R. KINNEY

             *                      Director
---------------------------------
       CHARLES M. LEIGHTON

             *                      Director
---------------------------------
       JOHN J. PHELAN, JR.

             *                      Director
---------------------------------
       HUGH B. PRICE

             *                      Director
---------------------------------
     WILLIAM C. STEERE, JR.

    /s/ CHRISTOPHER P. NICHOLAS
---------------------------------
   CHRISTOPHER P. NICHOLAS, ESQ.
   ATTORNEY-IN-FACT
   October 28, 2002

* Metropolitan Life Insurance Company. Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney which are incorporated herein by reference and were filed with the Registration Statement of New England Variable Annuity Fund I on Form N-3 (No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole, Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement of New England Variable Annuity Fund I on Form N-3 (File No. 333-11137)filed on April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed on April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed on November 1, 1999; and John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001.

                                     III-18

                                 Exhibit Index

(1)(v) Amended and Restated Rules and Regulations, Effective November 1, 2002 (adopted in part on August 8, 2002 and adopted in part on September 16, 2002).

(1)(vi) Amended and Restated Rules and Regulations, Effective September 16, 2002 (adopted on September 16, 2002).

(9)       Opinion and Consent of Christopher P. Nicholas, Esq.

(10)(i)   Consent of Deloitte & Touche LLP

(10)(ii)  Consent of Sutherland Asbill & Brennan LLP

(13)      Schedule of Computation of Performance Quotations